                                                      Registration No. 333-58551
                                                                        811-8859


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                         POST-EFFECTIVE AMENDMENT NO. 3


                      ALLMERICA SELECT SEPARATE ACCOUNT III
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               440 Lincoln Street
                               Worcester MA 01653
                     (Address of Principal Executive Office)

                          Charles F. Cronin, Secretary
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:


              ___ immediately upon filing pursuant to paragraph (b)
              _X_ on May 1, 2001 pursuant to paragraph (b)
              ___ 60 days after filing pursuant to paragraph (a)(1)
              ___ on (date) pursuant to paragraph (a)(1)
              ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                          SINGLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940, Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2000 was filed on or before March 30, 2001.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8b-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8b-2             CAPTION IN PROSPECTUS

1........................Cover Page
2........................Cover Page
3........................Not Applicable
4........................Distribution
5........................The Company, The Variable Account
6........................The Variable Account
7........................Not Applicable
8........................Not Applicable
9........................Legal Proceedings
10.......................Summary;  Description of the Company, Variable Account and Underlying Funds; The Contract;
                         Contract Termination and Reinstatement; Other Contract Provisions
11.......................Summary; The Underlying Funds; Investment Objectives and Policies
12.......................Summary; The Underlying Funds
13.......................Summary;  The Underlying Funds;  Investment  Advisory Services to VIP; Investment Advisory
                         Service to the Trust;  Investment  Advisory Services to the Underlying Funds;  Charges and
                         Deductions
14.......................Summary; Applying for a Contract
15.......................Summary; Applying for a Contract; Premium Payments; Allocation of Net Premiums
16.......................The Variable Account; The Underlying Funds; Allocation of Net Premiums
17.......................Summary; Surrender; Partial Withdrawal;  Charges and Deductions;  Contract Termination and
                         Reinstatement
18.......................The Variable Account; The Trust; VIP; T. Rowe Price; Premium Payments
19.......................Reports; Voting Rights
20.......................Not Applicable
21.......................Summary; Contract Loans; Other Contract Provisions
22.......................Other Contract Provisions
23.......................Not Required
24.......................Other Contract Provisions
25.......................Allmerica Financial
26.......................Not Applicable
27.......................The Company
28.......................Directors and Principal Officers
29.......................The Company
30.......................Not Applicable
31.......................Not Applicable
32.......................Not Applicable
33.......................Not Applicable
34.......................Not Applicable
35 ......................Distribution
36.......................Not Applicable
37.......................Not Applicable
38.......................Summary; Distribution
39.......................Summary; Distribution
40.......................Not Applicable
41.......................The Company, Distribution
42.......................Not Applicable

43.......................Not Applicable
44.......................Premium Payments; Contract Value and Cash Surrender Value
45.......................Not Applicable
46.......................Contract Value and Cash Surrender Value;  Federal Tax Considerations
47.......................The Company
48.......................Not Applicable
49.......................Not Applicable
50.......................The Variable Account
51.......................Cover Page; Summary; Charges and Deductions; The Contract; Contract Termination and
                         Reinstatement; Other Contract Provisions
52.......................Addition, Deletion or Substitution of Investments
53 ......................Federal Tax Considerations
54.......................Not Applicable
55.......................Not Applicable
56.......................Not Applicable
57.......................Not Applicable
58.......................Not Applicable
59.......................Not Applicable

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS
           MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACTS
                              ALLMERICA SELECT SPL


This Prospectus provides important information about Allmerica Select SPL, a modified single payment variable life insurance contract issued by Allmerica Financial Life Insurance and Annuity Company. The contracts are funded through the Allmerica Select Separate Account III, a separate investment account of the Company that is referred to as the Variable Account. The Contracts are designed for a large single payment and limit the ability to make additional payments. The Contract requires the Contract Owner to make an initial payment of at least $25,000. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.



The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds:



   ALLMERICA INVESTMENT TRUST                           FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   --------------------------                           -----------------------------------------
   AIT Equity Index Fund                                Fidelity VIP Equity-Income Portfolio
   AIT Money Market                                     Fidelity VIP Growth Portfolio
   AIT Select Aggressive Growth Fund                    Fidelity VIP High Income Portfolio
   AIT Select Capital Appreciation Fund
   AIT Select Emerging Markets Fund                     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
   AIT Select Growth Fund                               TRUST (CLASS 2)
   AIT Select Growth and Income Fund                    FT VIP Franklin Small Cap Fund
   AIT Select International Equity Fund                 FT VIP Mutual Shares Securities Fund
   AIT Select Investment Grade Income Fund
   AIT Select Strategic Growth Fund                     INVESCO VARIABLE INVESTMENT FUNDS, INC.
   AIT Select Strategic Income Fund                     INVESCO VIF Health Sciences Fund
   AIT Select Value Opportunity Fund
                                                        JANUS ASPEN SERIES (SERVICE SHARES)
   AIM VARIABLE INSURANCE FUNDS                         Janus Aspen Growth Portfolio (Service Shares)
   AIM V.I. Aggressive Growth Fund
                                                        T. ROWE PRICE INTERNATIONAL SERIES, INC.
   ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.         T. Rowe Price International Stock Portfolio
   (CLASS B)
   Alliance Growth and Income Portfolio
   Alliance Premier Growth Portfolio


Contract values may also be allocated to the Fixed Account, which is part of the Company's General Account.


The Contract provides for life insurance coverage and for the accumulation of a Contract Value, which will accumulate on a variable basis. Each Contract is a "modified endowment contract" for federal income tax purposes, except in certain circumstances described in FEDERAL TAX CONSIDERATIONS. A loan, distribution or other amounts received from a modified endowment contract during the life of the Insured will be taxed to the extent of accumulated income in the Contract. Death Benefits under a modified endowment contract, however, are generally not subject to federal income tax. See FEDERAL TAX CONSIDERATIONS.



WE OFFER A VARIETY OF VARIABLE LIFE POLICIES. THEY MAY OFFER FEATURES, INCLUDING INVESTMENT OPTIONS, FEES AND/OR CHARGES THAT ARE DIFFERENT FROM THOSE IN THE POLICIES OFFERED BY THIS PROSPECTUS. THE POLICIES MAY BE OFFERED THROUGH DIFFERENT DISTRIBUTORS. UPON REQUEST, YOUR FINANCIAL REPRESENTATIVE CAN SHOW YOU INFORMATION REGARDING OTHER LIFE POLICIES OFFERED BY THE COMPANY. YOU CAN ALSO CONTACT US DIRECTLY TO FIND OUT MORE ABOUT THESE LIFE POLICIES.


THE CONTRACTS ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE CONTRACTS INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE CONTRACT. THIS LIFE CONTRACTS IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


   CORRESPONDENCE MAY BE MAILED TO
   ALLMERICA SELECT                                     440 LINCOLN STREET
   P.O. BOX 8179                                        WORCESTER, MASSACHUSETTS 01653
   BOSTON, MA 02266-8179                                (508) 855-1000



                               DATED MAY 1, 2001

                               TABLE OF CONTENTS

SPECIAL TERMS...............................................      3
SUMMARY OF FEES AND CHARGES.................................      6
SUMMARY OF FEATURES.........................................      9
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
  UNDERLYING FUNDS..........................................     14
INVESTMENT OBJECTIVES AND POLICIES..........................     16
SUBSTITUTION OF SHARES OF THE SELECT INCOME FUND............
THE CONTRACT................................................     19
      Applying for a Contract...............................     19
      Free Look Period......................................     19
      Conversion Privilege..................................     20
      Payments..............................................     20
      Allocation of Payments................................     20
      Transfer Privilege....................................     21
      Death Benefit (Without Guaranteed Death Benefit
       Rider)...............................................     22
      Guaranteed Death Benefit Rider........................     23
      Contract Value........................................     24
      Payment Options.......................................     25
      Optional Insurance Benefits...........................     26
      Surrender.............................................     26
      Partial Withdrawal....................................     26
CHARGES AND DEDUCTIONS......................................     27
      Monthly Deductions....................................     27
      Surrender Charge......................................     28
      Transfer Charges......................................     30
CONTRACT LOANS..............................................     30
CONTRACT TERMINATION AND REINSTATEMENT......................     32
OTHER CONTRACT PROVISIONS...................................     33
FEDERAL TAX CONSIDERATIONS..................................     34
      The Company and The Variable Account..................     34
      Taxation of the Contracts.............................     34
      Modified Endowment Contracts..........................     35
      Contract Loans........................................     35
      Diversification.......................................     35
VOTING RIGHTS...............................................     36
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............     37
DISTRIBUTION................................................     38
REPORTS.....................................................     38
LEGAL PROCEEDINGS...........................................     38
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........     39
FURTHER INFORMATION.........................................     39
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................     39
INDEPENDENT ACCOUNTANTS.....................................     40
FINANCIAL STATEMENTS........................................     40
APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE...........    A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS...................    B-1
APPENDIX C -- PAYMENT OPTIONS...............................    C-1
APPENDIX D -- ILLUSTRATIONS.................................    D-1
APPENDIX E -- PERFORMANCE INFORMATION.......................    E-1
FINANCIAL STATEMENTS........................................  FIN-1

                                 SPECIAL TERMS

AGE: how old the Insured is on his/her last birthday measured on the Date of Issue and each Contract anniversary.

BENEFICIARY: the person or persons you name to receive the Net Death Benefit when the Insured dies.

COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" also refer to Allmerica Financial Life Insurance and Annuity Company in this prospectus.

CONTRACT OWNER: the person who may exercise all rights under the Contract, with the consent of any irrevocable Beneficiary. "You" and "your" refer to the Contract Owner in this prospectus.

CONTRACT VALUE: the total value of your Contract. It is the SUM of the:

    - Value of the units of the Sub-Accounts credited to your Contract; PLUS

    - Accumulation in the Fixed Account credited to the Contract.

DATE OF ISSUE: the date the Contract was issued, used to measure the Monthly Processing Date, Contract months, Contract years and Contract anniversaries.

DEATH BENEFIT: the Face Amount (the amount of insurance determined by your payment) or the Guideline Minimum Sum Insured, whichever is greater. After the Final Payment Date, if the Guaranteed Death Benefit Rider is in effect, the Death Benefit will be the greater of the Face Amount as of the Final Payment Date or the Contract Value as of the date due proof of death is received by the Company.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's Underwriting Class.

FACE AMOUNT: the amount of insurance coverage. The Face Amount is shown in your Contract.

FINAL PAYMENT DATE: the Contract anniversary before the Insured's 100th birthday. After this date, no payments may be made and the Net Death Benefit is the Contract Value less any Outstanding Loan. The Net Death Benefit may be different before and after the Final Payment Date. See NET DEATH BENEFIT.

FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed interest rate.

GENERAL ACCOUNT: all our assets other than those held in separate investment accounts.


GUIDELINE MINIMUM SUM INSURED: the minimum death benefit required to qualify the Contract as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured is the PRODUCT of


    - The Contract Value TIMES

    - A percentage based on the Insured's age

The percentage factor is a percentage that, when multiplied by the Policy Value, determines the minimum death benefit required under federal tax laws. The percentage factor is based on the Insured's attained age, as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE.

GUIDELINE SINGLE PREMIUM: used to determine the Face Amount under the Contract.

INSURED: the person or persons covered under the Contract. If more than one person is named, all provisions of the Contract that are based on the death of the Insured will be based on the date of death of the last surviving Insured.

LOAN VALUE: the maximum amount you may borrow under the Contract.

MONTHLY DEDUCTIONS: the amount of money that we deduct from the Contract Value each month to pay for the Monthly Maintenance Fee, Administration Charge, Monthly Insurance Protection Charge, Distribution Charge and the Federal and State Payment Tax Charge.

MONTHLY INSURANCE PROTECTION CHARGE: the amount of money that we deduct from the Contract Value each month to pay for the insurance.

MONTHLY PROCESSING DATE: the date, shown in your Contract, when Monthly Deductions are deducted.

NET DEATH BENEFIT: Before the Final Payment Date the Net Death Benefit is:

    - The Death Benefit; MINUS

    - Any Outstanding Loan on the Insured's death, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawal costs and surrender charges.

After the Final Payment Date, if the Guaranteed Death Benefit Rider is NOT in effect, the Net Death Benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan on the Insured's death.

If the Guaranteed Death Benefit Rider is in effect after the Final Payment Date, the Death Benefit will be either the Face Amount as of the Final Payment Date or the Contract Value as of the date due proof of death is received by the Company, whichever is greater, reduced by an Outstanding Loan through the Contract month in which the Insured dies.

OUTSTANDING LOAN: all unpaid Contract loans plus loan interest due or accrued.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts of the Variable Account in the same proportion that, on the date of allocation, the Contract Value in the Fixed Account (other than value subject to Outstanding
Loan) and the Contract Value in each Sub-Account bear to the total Contract
Value.

SECOND-TO-DIE: the Contract may be issued as a joint survivorship
("Second-to-Die") Contract. Life insurance coverage is provided for two Insureds, with death benefits payable at the death of the last surviving Insured.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a Fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the Contract Value less any Outstanding Loan and surrender charges.

UNDERLYING FUNDS (FUNDS): the investment Funds of Allmerica Investment Trust ("AIT"), AIM Variable Insurance Funds ("AVIF"), the Portfolios of Alliance Variable Products Series Fund, Inc. ("Alliance"), the Portfolios of Fidelity Variable Insurance Products Fund ("Fidelity VIP"), the investment Funds of Franklin Templeton Variable Insurance Products Trust ("FT VIP"), INVESCO Variable Investment Funds, Inc. ("INVESCO VIF"), Janus Aspen Series ("Janus Aspen"), and T. Rowe Price International Series, Inc. ("T. Rowe Price") which are available under the Contract.


UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application and other Evidence of Insurability we consider. The Insured's underwriting class will affect the Monthly Insurance Protection Charge.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any Funds and Unit values of any Sub-Accounts are computed. Valuation dates currently occur on:

    - Each day the New York Stock Exchange is open for trading; and

    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in a Fund's portfolio securities so that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ACCOUNT: Allmerica Select Separate Account III, one of the Company's separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                          SUMMARY OF FEES AND EXPENSES

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

We deduct the following monthly charges from the Contract Value:

A $2.50 Maintenance Fee from Contracts with a Contract Value of less than $100 (See "Maintenance Fee.");

0.20% on an annual basis for the administrative expenses (See "Administration Charge.");

A deduction for the cost of insurance, which varies depending on the type of Contract and Underwriting Class (See "Monthly Insurance Protection Charge."); and

    - For the first ten Contract years only, 0.90% on an annual basis for distribution expenses (See "Distribution Fee."); and

    - For the first Contract year only, 1.50% on an annual basis for federal, state and local taxes (See "Federal and State Payment Tax Charge.").

The following daily charge is deducted from the Variable Account:

    - 0.90% on an annual basis for the mortality and expense risks (See "Mortality and Expense Risk Charge.").

There are deductions from and expenses paid out of the assets of the Funds that are described in the accompanying prospectuses.

WHAT CHARGES DO I INCUR IF I SURRENDER MY CONTRACT OR MAKE A PARTIAL WITHDRAWAL?

The charges below apply only if you surrender your Contract or make partial withdrawals:

    - Surrender Charge -- A surrender charge on a withdrawal exceeding the "Free 10% Withdrawal," described below. This Charge applies on surrenders or partial withdrawals within ten Contract years from Date of Issue. The surrender charge begins at 10.00% of the amount that exceeds the Free 10% Withdrawal amount and decreases to 0% by the tenth Contract year.

    - Partial Withdrawal Transaction Fee -- A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?

CHARGES OF THE UNDERLYING FUNDS


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 2000.



                                                         SERVICE
                                    MANAGEMENT FEE       FEES OR        OTHER EXPENSES           TOTAL FUND EXPENSES
                                      (AFTER ANY          12B-1           (AFTER ANY                 (AFTER ANY
UNDERLYING FUND                   VOLUNTARY WAIVERS)      FEES*     WAIVERS/REIMBURSEMENTS)    WAIVERS/REIMBURSEMENTS)
---------------                   -------------------    -------    -----------------------    -----------------------
AIT Equity Index Fund.........          0.27%             0.00%              0.06%                      0.33%(1)(2)
AIT Money Market Fund**.......          0.31%             0.00%              0.05%                      0.36%(1)
AIT Select Aggressive Growth
 Fund.........................          0.78%             0.00%              0.05%                      0.83%(1)(2)
AIT Select Capital
 Appreciation Fund............          0.87%             0.00%              0.07%                      0.94%(1)(2)
AIT Select Emerging Markets
 Fund.........................          1.35%             0.00%              0.54%                      1.89%(1)(2)
AIT Select Growth Fund........          0.76%             0.00%              0.05%                      0.81%(1)(2)
AIT Select Growth and Income
 Fund.........................          0.67%             0.00%              0.06%                      0.73%(1)
AIT Select International
 Equity Fund..................          0.88%             0.00%              0.11%                      0.99%(1)(2)
AIT Select Investment Grade
 Income Fund..................          0.42%             0.00%              0.07%                      0.49%(1)
AIT Select Strategic Growth
 Fund.........................          0.85%             0.00%              0.30%                      1.15%(1)(2)
AIT Select Strategic Income
 Fund***......................          0.55%             0.00%              0.47%                      1.02%(1)
AIT Select Value Opportunity
 Fund.........................          0.88%             0.00%              0.06%                      0.94%(1)(2)
AIM V.I. Aggressive Growth
 Fund.........................          0.80%             0.00%              0.46%                      1.26%(3)
Alliance Growth and Income
 Portfolio (Class B)..........          0.63%             0.25%              0.07%                      0.95%
Alliance Premier Growth
 Portfolio (Class B)..........          1.00%             0.25%              0.05%                      1.30%
Fidelity VIP Equity-Income
 Portfolio....................          0.48%             0.00%              0.08%                      0.56%(4)
Fidelity VIP Growth
 Portfolio....................          0.57%             0.00%              0.08%                      0.65%(4)
Fidelity VIP High Income
 Portfolio....................          0.58%             0.00%              0.10%                      0.68%(4)
FT VIP Franklin Small Cap Fund
 (Class 2)....................          0.53%             0.25%              0.28%                      1.06%(5)(6)(7)
FT VIP Mutual Shares
 Securities Fund (Class 2)....          0.60%             0.25%              0.20%                      1.05%(5)
INVESCO VIF Health Sciences
 Fund.........................          0.75%             0.00%              0.32%                      1.07%(8)
Janus Aspen Growth Portfolio
 (Service Shares).............          0.65%             0.25%              0.02%                      0.92%(9)
T. Rowe Price International
 Stock Portfolio..............          1.05%             0.00%              0.00%                      1.05%(10)



* The Company may receive service fees or 12b-1 fees from the Underlying Funds in return for providing certain services. In addition, the Company may receive fees from the investment advisers or other service providers for providing such services.



* Effective October 1, 2000, the management fee rate for the AIT Money Market Fund was revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to reflect current revised fee rates.



** This portfolio commenced operations on July 3, 2000, therefore "other expenses" are annualized. Actual expenses may be greater or less than shown.



(1) Through December 31, 2001, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund and AIT Select Strategic Growth Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund and AIT Select Investment Grade Income Fund, and 0.60% for AIT Money Market Fund and AIT Equity Index Fund.

The total operating expenses of the funds were less than their respective expense limitations throughout except the AIT Select Strategic Income Fund which received a reimbursement of $4,560 in 2000 under its expense limitation. Excluding this reimbursement, the Management Fee and Total Fund Expenses would have been 0.61% and 1.08%, respectively, in the table above.



In addition, through December 31, 2001, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.



Through December 31, 2001, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 0.32% for AIT Equity Index Fund, 0.81% for AIT Select Aggressive Growth Fund, 0.93% for AIT Select Capital Appreciation Fund, 1.84% for AIT Select Emerging Markets Fund, 0.80% for AIT Select Growth Fund, 0.98% for AIT Select International Equity Fund, 1.10% for AIT Select Strategic Growth Fund, and 0.87% for AIT Select Value Opportunity Fund.



(3) Expenses have been restated to reflect current fees.



(4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses.



(5) The Fund's class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.



(6) Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000.



(7) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in Franklin Templeton Money Fund.This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Including this reduction the Total Operating Expenses were 1.02%.



(8) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.



(9) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Janus Aspen Growth Portfolio. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least until the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.



(10) Management fees include operating expenses.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

                          SUMMARY OF CONTRACT FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Contract. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Contract, together with its attached application, constitutes the entire agreement between you and the Company.

There is no guaranteed minimum Contract Value. The value of a Contract will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Contract Value will also be adjusted for other factors, including the amount of charges imposed. The Contract Value may decrease to the point where the Contract will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states.

WHAT IS THE CONTRACT'S OBJECTIVE?

The objective of the Contract is to give permanent life insurance protection and to help you build assets tax-deferred. Benefits available through the Contract include:

    - A life insurance benefit that can protect your family;

    - Payment options that can guarantee an income for life, if you want to use your Contract for retirement income;

    - A personalized investment portfolio you may tailor to meet your needs, time frame and risk tolerance level;

    - Experienced professional investment advisers; and

    - Tax deferral on earnings while your money is accumulating.

The Contract combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Contract Value will increase or decrease depending on investment results. Unlike traditional insurance policies, the Contract has no fixed schedule for payments.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is a contract between you and us. Each Contract has a Contract Owner ("you"), the Insured and a Beneficiary. As Contract Owner, you make the payment, choose investment allocations and select the Insured and Beneficiary. The Insured is the person covered under the Contract. The Beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the Beneficiary when the Insured dies while the Contract is in effect. If the Contract was issued as a Second-to-Die Contract, the Net Death Benefit will be paid on the death of the last surviving Insured.

Before the Final Payment Date, the Death Benefit is either the Face Amount (the amount of insurance determined by your payment) or the minimum death benefit provided by the Guideline Minimum Sum Insured, whichever is greater. The Net Death Benefit is the Death Benefit less any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges.

After the Final Payment Date, if the Guaranteed Death Benefit is NOT in effect, the Net Death Benefit is the Contract Value less any Outstanding Loan. The Beneficiary may receive the Net Death Benefit in a lump sum or under one of the Company's payment options. If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a Guaranteed Death Benefit will be provided unless the Rider is subsequently terminated. The Guaranteed Death Benefit will be either the Face Amount as of the Final Payment Date or the Contract Value as of the date due proof of death is received by the Company, whichever is greater, reduced by any Outstanding Loan through the Contract month in which the insured dies. For more information, see "Guaranteed Death Benefit Rider."

CAN I EXAMINE THE CONTRACT?

Yes. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives within 10 days (or such later date as required in your state) after you receive the Contract.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, your refund will be your entire payment.

If your Contract does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account; PLUS

    - The value of the Units in the Variable Account; PLUS

    - All fees, charges and taxes which have been imposed.

Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

WHAT ARE MY INVESTMENT CHOICES?


The Contract allows you to allocate payments to up to 20 Sub-Accounts of the Variable Account at a time. Each Sub-Account invests its assets in a corresponding investment portfolio ("Fund") of Allmerica Investment Trust ("AIT"), AIM Variable Insurance Funds ("AVIF"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), INVESCO Variable Investment Funds, Inc. ("INVESCO VIF"), Janus Aspen Series ("Janus Aspen") and T. Rowe Price International Series, Inc. ("T. Rowe Price"). In some states, insurance regulations may restrict the availability of particular Underlying Funds.


The Contract also offers a Fixed Account that is part of the General Account of the Company. The Fixed Account is a guaranteed account offering a minimum interest rate. This range of investment choices allows you to allocate your money among the Sub-Accounts and the Fixed Account to meet your investment needs.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund until the fourth day after the expiration of the "Right to Cancel" provision of your Contract. After this, we will allocate all amounts as you have chosen. For more information about your investment choices, see WHO ARE THE INVESTMENT ADVISERS AND HOW ARE THEY SELECTED?, below.

WHO ARE THE INVESTMENT ADVISERS OF THE UNDERLYING FUNDS?


The following are the Investment Managers and Sub-Advisers of the Underlying
Funds:


FUND                                                  MANAGER
----                                                  -------
AIT Equity Index Fund                                 Allmerica Asset Management, Inc.
AIT Money Market                                      Allmerica Asset Management, Inc.
AIT Select Aggressive Growth Fund                     Nicholas-Applegate Capital Management, L.P.
AIT Select Capital Appreciation Fund                  T. Rowe Price Associates, Inc.
AIT Select Emerging Markets Fund                      Schroder Investment Management North America Inc.
AIT Select Growth Fund                                Putnam Investment Management, Inc.
AIT Select Growth and Income Fund                     J. P. Morgan Investment Management Inc.
AIT Select International Equity Fund                  Bank of Ireland Asset Management (U.S.) Limited
AIT Select Investment Grade Income Fund               Allmerica Asset Management, Inc.
AIT Select Strategic Growth Fund                      TCW Investment Management Company
AIT Select Strategic Income Fund                      Western Asset Management Company
AIT Select Value Opportunity Fund                     Cramer Rosenthal McGlynn, LLC
AIM V.I. Aggressive Growth Fund                       A I M Advisors, Inc.
Alliance Growth and Income Portfolio (Class B)        Alliance Capital Management, L.P
Alliance Premier Growth Portfolio (Class B)           Alliance Capital Management, L.P
Fidelity VIP Equity-Income Portfolio                  Fidelity Management & Research Company
Fidelity VIP Growth Portfolio                         Fidelity Management & Research Company
Fidelity VIP High Income Portfolio                    Fidelity Management & Research Company
FT VIP Franklin Small Cap Fund (Class 2)              Franklin Advisers, Inc.
FT VIP Mutual Shares Securities Fund (Class 2)        Franklin Mutual Advisers, LLC
INVESCO VIF Health Sciences Fund                      INVESCO Funds Group, Inc.
Janus Aspen Growth Portfolio (Service Shares)         Janus Capital
T. Rowe Price International Stock Portfolio           T. Rowe Price International, Inc.



CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?


Yes. The Contract permits you to transfer Contract Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under THE CONTRACT -- "Transfer Privilege." You also may elect automatic account rebalancing so that assets remain allocated according to a desired mix or choose automatic dollar cost averaging to gradually move funds into one or more Sub-Accounts. See "Transfer Privilege."

The first 12 transfers of Contract Value in a Contract year are free. A transfer charge not to exceed $25 may apply for each additional transfer in the same Contract year. This charge is for the costs of processing the transfer.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The Contract requires a single payment on or before the Date of Issue. Additional payment(s) of at least $10,000 may be made as long as the total payments do not exceed the maximum payment amount specified in the contract.

WHAT IF I NEED MY MONEY?

You may borrow up to the Loan Value of your Contract. The Loan Value is 90% of the Surrender Value. You may also make partial withdrawals and surrender the Contract for its Surrender Value.


The guaranteed annual interest rate credited to the Contract Value securing a loan will be at least 4.0% (5.5% for a preferred loan). The Company charges interest on loans at an annual rate that is guaranteed not to exceed 6.0%.


We will allocate Contract loans among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer the Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account.

You may surrender your Contract and receive its Surrender Value. You may make partial withdrawals of $1,000 or more from the Contract Value, subject to a partial withdrawal transaction fee and any applicable surrender charges. The Face Amount is proportionately reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Contract. See FEDERAL TAX CONSIDERATIONS, "Contract Loans." A surrender on partial withdrawal may have tax consequences. See FEDERAL TAX CONSIDERATIONS, "Taxation of the Contracts."

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

Yes. There are several changes you can make after receiving your Contract, within limits. You may

    - Cancel your Contract under its "Right to Cancel" provision;

    - Transfer your ownership to someone else;

    - Change the Beneficiary;

    - Change the allocation for any additional payment, with no tax consequences under current law;

    - Make transfers of the Contract Value among the Funds, with no taxes incurred under current law; and

    - Add or remove the optional insurance benefits provided by rider.

CAN I CONVERT MY CONTRACT INTO A FIXED CONTRACT?

Yes. You can convert your Contract without charge during the first 24 months after the Date of Issue. On conversion, we will transfer the Contract Value in the Variable Account to the Fixed Account. We will allocate any future payment(s) to the Fixed Account, unless you instruct us otherwise.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY CONTRACT?

The Contract will not lapse unless the Surrender Value on a Monthly Processing Date is less than zero. There is a 62-day grace period in this situation. If the Insured has not died, you may reinstate your Contract within three years after the grace period, within limits. The Insured must provide evidence of insurability subject to our then current underwriting standards. See POLICY TERMINATION AND REINSTATEMENT. If the Guaranteed Death Benefit Rider is in effect, the Contract will not lapse. However, if the Guaranteed Death Benefit Rider terminates, the Contract may then lapse. See THE CONTRACT -- "Guaranteed Death Benefit Rider."

HOW IS MY CONTRACT TAXED?

The Contract has been designed to be a "modified endowment contract." However, under Section 1035 of the Internal Revenue Code of 1986, as amended ("Code"), an exchange of (1) a life insurance contract entered into before June 21, 1988 or
(2) a life insurance contract that is not itself a modified endowment contract, will not cause the Contract to be treated as a modified endowment contract if no additional payments are made and there is no increase in the death benefit as a result of the exchange.

If the Contract is considered a modified endowment contract, all distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income. However, the Net Death Benefit under the Contract is excludable from the gross income of the Beneficiary. In some circumstances, federal estate tax may apply to the Net Death Benefit or the Contract Value. See "Taxation of the Contract."

                            ------------------------

This Summary is intended to provide only a very brief overview of the more significant aspects of the Contract. The Prospectus and the Contract provide further detail. The Contract provides insurance protection for the named beneficiary. The Contract and its attached application or enrollment form are the entire agreement between you and the Company.

THE PURPOSE OF THE CONTRACT IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT.

NO CLAIM IS MADE THAT THE CONTRACT IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


Allmerica Financial Life Insurance and Annuity Company ("Company" or "Allmerica Financial") is a life insurance company organized under the laws of Delaware in 1974. As of December 31, 2000, the Company had over $18 billion in assets and over $27 billion of life insurance in force. The Company is an indirect, wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn is a wholly-owned subsidiary of Allmerica Financial Corporation. First Allmerica was formerly named State Mutual Life Assurance Company of America. First Allmerica was organized under the laws of Massachusetts in 1844 and is the fifth oldest life insurance company in America. Our principal office is 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 1-508-855-1000. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate.


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT


The Variable Account is a separate investment account with twenty-three (23) Sub-Accounts. Each Sub-Account invests in a Fund of AIT, AVIF, Alliance, Fidelity VIP, FT VIP, INVESCO VIF, Janus Aspen or T. Rowe Price. The assets used to fund the variable part of the Contracts are set aside in Sub-Accounts and are separate from our general assets. We administer and account for each Sub-Account as part of our general business. However, income, capital gains and capital losses are allocated to each Sub-Account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.


Our Board of Directors authorized the Variable Account by vote on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the Sub-Accounts.

THE UNDERLYING FUNDS

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.

ALLMERICA INVESTMENT TRUST


Allmerica Investment Trust ("AIT") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. This registration does not involve SEC supervision of the investments or investment policy of AIT or its separate investment portfolios.

First Allmerica established AIT as a Massachusetts business trust on October 11, 1984. AIT is a vehicle for the investment of assets of various separate accounts established by the Company or other insurance companies. Shares of AIT are not offered to the public but solely to the separate accounts. Twelve different investment portfolios of AIT are available under the Policies, each issuing a series of shares: the AIT Equity Index Fund , AIT Money Market Fund, AIT Select Aggressive Growth Fund, AIT Select Capital Appreciation Fund, AIT Select Emerging Markets Fund, AIT Select Growth Fund, AIT Select Growth and Income Fund, AITSelect International Equity Fund, AIT Select Investment Grade Income Fund, AITSelect Strategic Growth Fund, AIT Select Strategic Income Fund and AIT Select Value Opportunity Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle. The income or losses of one Fund have no effect on the investment performance of another Fund. The Sub-Accounts reinvest dividends and/or capital gains distributions received from a Fund in more shares of that Fund as retained assets.



Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of AIT. Under the Management Agreement with AIT, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or AIT.



AIM VARIABLE INSURANCE FUNDS



AIM Variable Insurance Funds ("AVIF"), an open-end, series, management investment company, was organized as a Maryland corporation on January 22, 1993, changed to a Delaware business trust on May 1, 2000, and is registered with the SEC under the 1940 Act. The investment advisor for the AIM V.I. Aggressive Growth Fund is A I M Advisors, Inc. ("AIM"). AIM was organized in 1976, and, together with its subsidiaries, manages or advises over 130 investment company portfolios encompassing a broad range of investment objectives.



ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.



Alliance Variable Products Series Fund, Inc. ("Alliance") is registered with the SEC as an open-end, management investment company. Two of its separate investment portfolios are currently available under the Contracts: the Alliance Growth and Income Portfolio and the Alliance Premier Growth Portfolio. Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management, L.P. ("Alliance Capital"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.



FIDELITY VARIABLE INSURANCE PRODUCTS FUND



Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and is registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the Contracts: Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP High Income Portfolio.



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the funds' investment managers and their affiliates manage over $226.9 billion (as of December 31, 2000) in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. The investment adviser to the FT VIP Franklin Small Cap Fund is Franklin Advisers, Inc. Franklin Mutual Advisers, LLC is the investment adviser to the FT VIP Mutual Shares Securities Fund.

INVESCO VARIABLE INVESTMENT FUNDS, INC.



INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") is an open-end, diversified, no-load management investment company which was incorporated under the laws of Maryland on August 19, 1993. The investment adviser to the INVESCO VIF Health Sciences Fund is INVESCO Funds Group, Inc.



JANUS ASPEN SERIES



Janus Aspen Series ("Janus Aspen") is an open-end, management investment company registered with the SEC. It was organized as a Delaware business trust on May 20, 1993. Janus Capital is the investment adviser of Janus Aspen. One of its investment portfolios is available under the Contracts: Janus Aspen Growth Portfolio.



T. ROWE PRICE INTERNATIONAL SERIES, INC.



T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by T. Rowe Price International, Inc. ("Price-International"), is an open-end, diversified management investment company organized in 1994 as a Maryland Corporation, and is registered with the SEC under the 1940 Act. Price-International, the investment manager, is the successor to Rowe Price-Fleming International, Inc., founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited. In 2000, Rowe Price-Fleming International became wholly owned by T. Rowe Price Associates, Inc. Price-International is one of the largest no-load international mutual fund asset managers, with approximately $32.7 billion (as of December 31, 2000) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires and Paris. One of its investment portfolios is available under the Contract: the T. Rowe Price-International Stock Portfolio. An affiliate of Price-International,
T. Rowe Price Associates, Inc. serves as Sub-Adviser to the AIT Select Capital Appreciation Fund.


                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information of the Funds are available upon request. There can be no assurance that the investment objectives of the Funds can be achieved.


AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks. The Sub-Adviser for the Equity Index Fund is Allmerica Asset Management, Inc.



AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the Money Market Fund.



AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies that are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Nicholas-Applegate Capital Management, L.P.



AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Sub-Adviser for the Select Capital Appreciation Fund is T. Rowe Price Associates, Inc.

AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets. The Sub-Adviser for the Select Emerging Markets Fund is Schroder Investment Management North America Inc.



AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected for their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Putnam Investment Management, Inc.



AIT SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is J. P. Morgan Investment Management Inc.



AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management (U.S.) Limited.



AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return (including both income and realized and unrealized capital gains) as is consistent with prudent investment management. The Sub-Adviser for the Select Investment Grade Income Fund is Allmerica Asset Management, Inc.



AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term capital appreciation. The Sub-Adviser for the Select Strategic Growth Fund is TCW Investment Management Company.



AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities. The Sub-Advisers for the Select Strategic Income Fund are Western Asset Management Company and Western Asset Management Company Limited.



AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The Sub-Adviser for the Select Value Opportunity Fund is Cramer Rosenthal McGlynn, LLC.



AIM V.I. AGGRESSIVE GROWTH FUND -- seeks to achieve long-term growth of capital.



ALLIANCE GROWTH AND INCOME PORTFOLIO (CLASS B) -- seeks to provide current income and capital appreciation through investment in dividend-paying common stocks of quality companies.



ALLIANCE PREMIER GROWTH PORTFOLIO (CLASS B) -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.


FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising S&P 500.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.


FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income while also considering growth of capital.

FT VIP FRANKLIN SMALL CAP FUND (CLASS 2) -- seeks long-term capital growth. The fund invests primarily in equity securities of U.S. small capitalization companies with market capitalization values of less than $1.5 billion or similar in size to those in the Russell 2000 Index, at the time of purchase.



FT VIP MUTUAL SHARES SECURITIES FUND (CLASS 2) -- seeks capital appreciation. Its secondary goal is income. The fund invests primarily in equity securities of companies the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).



INVESCO VIF HEALTH SCIENCES FUND -- seeks to make an investment grow. The fund is aggressively managed and invests primarily in equity securities of companies that develop, produce or distribute products or services related to health care.



JANUS ASPEN GROWTH PORTFOLIO (SERVICE SHARES) -- seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of larger, more established companies selected for their growth potential.



T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.



CERTAIN UNDERLYING FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES AND/OR POLICIES. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.



If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Contract Value in that Sub-Account, the Company will transfer it without charge on written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) your receipt of the notice of the right to transfer. You may then change the percentages of your premium and deduction allocations.

                                  THE CONTRACT


APPLYING FOR A CONTRACT

Individuals wishing to purchase a Contract must complete an application and submit it to an authorized representative or to the Company at its Principal Office. We offer Contracts to applicants 89 years old and under. After receiving a completed application from a prospective Contract Owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Contract only after underwriting has been completed. We may reject an application that does not meet our underwriting guidelines.

If a prospective Contract Owner makes the initial payment with the application, we will provide fixed conditional insurance during underwriting. The conditional insurance will be based upon Death Benefit Factors shown in the Conditional Insurance Agreement, up to a maximum of $500,000, depending on Age and Underwriting Class. This coverage will continue for a maximum of 90 days from the date of the application or, if required, the completed medical exam. If death is by suicide, we will return only the payment made.

If you made the initial payment before the date of Issuance and Acceptance, we will allocate the payment to our Fixed Account within two business days of receipt of the payment at our Principal Office. IF WE ARE UNABLE TO ISSUE THE CONTRACT, THE PAYMENT WILL BE RETURNED TO THE CONTRACT OWNER WITHOUT INTEREST.

If your application is approved and the Contract is issued and accepted, we will allocate your Contract Value on Issuance and Acceptance according to your instructions. However, if your Contract provides for a full refund of payments under its "Right to Cancel" provision as required in your state (see THE CONTRACT -- "Free Look Period," below), we will initially allocate your Sub-Account investments to the AIT Money Market Fund. We will reallocate all amounts according to your investment choices no later than the expiration of the right to cancel period.

If your initial payment is equal to the amount of the Guideline Single Premium, the Contract will be issued with the Guaranteed Death Benefit Rider at no additional cost. If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a guaranteed Net Death Benefit will be provided thereafter unless the Guaranteed Death Benefit Rider is terminated. (See THE CONTRACT -- "Death Benefit" -- "Guaranteed Death Benefit Rider," below)

FREE LOOK PERIOD

The Contract provides for a free look period under the "Right to Cancel" provision. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives on or before the tenth day (or such later date as required in your state) after you receive the Contract.

If your Contract provides for a full refund under its "Right to Cancel" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared your bank.

Where required by state law, the refund will be your entire payment. In all other states, the refund will equal the sum of:

    - Amounts allocated to the Fixed Account; PLUS

    - The Contract Value in the Variable Account; PLUS

    - All fees, charges and taxes which have been imposed.

Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

CONVERSION PRIVILEGE

Within 24 months of the Date of Issue, you can convert your Contract into a fixed Contract by transferring all Contract Value in the Sub-Accounts to the Fixed Account. The conversion will take effect at the end of the Valuation Period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate any future payment(s) to the Fixed Account, unless you instruct us otherwise.

PAYMENTS

The Contracts are designed for a large single payment to be paid by the Contract Owner on or before the Date of Issue. The minimum initial payment is $25,000. The initial payment is used to determine the Face Amount. The Face Amount will be determined by treating the payment as equal to 100% of the Guideline Single Premium. You may indicate the desired Face Amount on the application. If the Face Amount specified exceeds 100% of the Guideline Single Premium for the payment amount, the application will be amended and a Contract with a higher Face Amount will be issued.

If the Face Amount specified is less than 80% of the Guideline Single Premium for the payment amount, the application will be amended and a Contract with a lower Face Amount will be issued. The Contract Owner must agree to any amendment to the application.

Under our underwriting rules, the Face Amount must be based on 100% of the Guideline Single Premium to be eligible for simplified underwriting.

Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. Any additional payment, after the initial payment, is credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.

The Contract limits the ability to make additional payments. However, no additional payment may be less than $10,000 without our consent. Any additional payment(s) may not cause total payments to exceed the maximum payment on the specifications page of your Contract

Total payments may not exceed the current maximum payment limits under federal tax law. Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. We will return any part of a payment that is greater than that amount. However, we will accept a payment needed to prevent Contract lapse during a Contract year. See CONTRACT TERMINATION AND REINSTATEMENT.

ALLOCATION OF PAYMENTS

In the application for your Contract, you decide the initial allocation of the payment among the Sub-Accounts and the Fixed Account. You may allocate the payment to one or more of the Sub-Accounts and/or the Fixed Account. You may have allocations in up to 20 Sub-Accounts at one time. The minimum amount that you may allocate to a Sub-Account is 1.00% of the payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of any future payment by Written Request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The Contract Value in the Sub-Accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the Death Benefit. Review your allocations of Contract Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

At any time prior to the election of a Payment Option, subject to our then current rules, you may transfer amounts among the Sub-Accounts or between a Sub-Account and the Fixed Account. (You may not transfer that portion of the Contract Value held in the Fixed Account that secures a Contract loan.)

We will make transfers at your Written Request or telephone request, as described in THE CONTRACT -- "Allocation of Payments." Transfers are effected at the value next computed after receipt of the transfer order.

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year.

Transfers to and from the Fixed Account are currently permitted only if:

- There has been at least a ninety (90) day period since the last transfer from the Fixed Account; and

- The amount transferred from the Fixed Account in each transfer does not exceed the lesser of $100,000 or 25% of the Contract Value under the Contract.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may have automatic transfers of at least $100 made on a periodic basis:

- from the Fixed Account or the Sub-Accounts which invests in the AIT Money Market Fund of AIT to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

- to reallocate Contract Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made every one, three, six or twelve months. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Processing Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Account Rebalancing Option may not be in effect at the same time. The Fixed Account is not included in Automatic Account Rebalancing.

If the Contract Value in the Sub-Account from which the automatic transfer is to be made is reduced to zero, the automatic transfer option will terminate. The Contract Owner must reapply for any future automatic transfers.


The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Contract year. Each subsequent automatic transfer is free and does not reduce the remaining number of transfers that are free in a Contract year. Any transfers made for a conversion privilege, Contract loan or material change in investment policy will not count toward the 12 free transfers.

ASSET ALLOCATION MODEL REALLOCATIONS

If a Contract Owner elects to follow an asset allocation strategy, the Contract Owner may preauthorize transfers in accordance with the chosen strategy. The Company may provide administrative or other support services to independent third parties who provide recommendations as to such allocation strategies. However, the Company does not engage any third parties to offer investment allocation services of any type under this Contract, does not endorse or review any investment allocations recommendations made by such third parties, and is not responsible for the investment allocations and transfers transacted on the Contract Owner's behalf. The Company does not charge for providing additional asset allocation support services. Additional information concerning asset allocation programs for which the Company is currently providing support services may be obtained from a registered representative or the Company.

TRANSFER PRIVILEGES SUBJECT TO POSSIBLE LIMITS

All of the transfer privileges described above are subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:


    - Minimum or maximum amount that may be transferred,



    - Minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,



    - Minimum period between transfers, and



    - Maximum number of transfers in a period.



The Contract is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may be disruptive to the Underlying Funds, and may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies. If it appears that there is a pattern of transfers that coincides with a market timing strategy and/or that is disruptive to the Underlying Funds, the Company reserves the right to refuse transfers or to take other action to prevent or limit the use of such activities.


DEATH BENEFIT (WITHOUT GUARANTEED DEATH BENEFIT RIDER)

If the Contract is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit to the named Beneficiary. For Second-to-Die Contracts, the Net Death Benefit is payable on the death of the last surviving Insured. There is no Death Benefit payable on the death of the first Insured to die. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER CONTRACT PROVISIONS -- "Delay of Payments." The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option, unless the payment option has been restricted by the Contract Owner. See APPENDIX C -- PAYMENT OPTIONS.

The Death Benefit is the GREATER of the:

    - Face Amount OR

    - Minimum Sum Insured.

Before the Final Payment Date the Net Death Benefit is:

    - The Death Benefit; MINUS

    - Any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges.

After the Final Payment Date, the Net Death benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN ALL STATES)

If at the time of issue the Contract Owner has made payments equal to 100% of the Guideline Single Premium, a Guaranteed Death Benefit Rider will be added to the Contract at no additional charge. The Contract will not lapse while the Guaranteed Death Benefit Rider is in force. The Death Benefit before the Final Payment Date will be the greater of the:

    - Face Amount OR

    - Minimum Sum Insured.

If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a guaranteed Net Death Benefit will be provided thereafter unless the Guaranteed Death Benefit Rider is terminated, as described below. The guaranteed Net Death Benefit will be:

    - the GREATER of (a) the Face Amount as of the Final Payment Date or
      (b) the Contract Value as of the date due proof of death is received by the Company,

    - REDUCED by the Outstanding Loan, if any, through the Contract month in which the Insured dies.

The Guaranteed Death Benefit Rider will terminate (AND MAY NOT BE REINSTATED) on the first to occur of the following:

    - Foreclosure of the Outstanding Loan, if any; or

    - Any Contract change that results in a negative guideline level premium; or

    - A request for a partial withdrawal or preferred loan after the Final Payment Date; or

    - Upon your written request.

GUIDELINE MINIMUM SUM INSURED -- The Guideline Minimum Sum Insured is a percentage of the Contract Value as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE. The Guideline Minimum Sum Insured is computed based on federal tax regulations to ensure that the Contract qualifies as a life insurance Contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary. The Guideline Minimum Sum Insured under this Contract meets or exceeds the IRS Guideline Minimum Sum Insured.

ILLUSTRATION -- In this illustration, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.


A Contract with a $100,000 Face Amount will have a Death Benefit of $100,000. However, because the Death Benefit must be equal to or greater than 250% of Contract Value, if the Contract Value exceeds $40,000 the Death Benefit will exceed the $100,000 Face Amount. In this example, each dollar of Contract Value above $40,000 will increase the Death Benefit by $2.50. For example, a Contract with a Contract Value of $50,000 will have a guideline minimum sum insured of $125,000 ($50,000 X 2.50); Contract Value of $60,000 will produce a guideline minimum sum insured of $150,000 ($60,000 X 2.50); and Contract Value of $75,000 will produce a guideline minimum sum insured of $187,500 ($75,000 X 2.50).



Similarly, if Contract Value exceeds $40,000, each dollar taken out of Contract Value will reduce the Death Benefit by $2.50. If, for example, the Contract Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $150,000 to $125,000. If, however, the Contract Value multiplied by the applicable percentage from the table in Appendix A is less than the Face Amount, the Death Benefit will equal the Face Amount.



The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Contract Value exceeded $54,055 (rather than $40,000), and each dollar then added to or taken from Contract Value would change the Death Benefit by $1.85.


CONTRACT VALUE

The Contract Value is the total value of your Contract. It is the SUM of:

    - Your accumulation in the Fixed Account; PLUS

    - The value of your Units in the Sub-Accounts.

There is no guaranteed minimum Contract Value. The Contract Value on any date depends on variables that cannot be predetermined.

Your Contract Value is affected by the:

    - Amount of your payment(s);

    - Interest credited in the Fixed Account;

    - Investment performance of the Funds you select;

    - Partial withdrawals;

    - Loans, loan repayments and loan interest paid or credited; and

    - Charges and deductions under the Contract.

COMPUTING CONTRACT VALUE -- We compute the Contract Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Contract Value is:

    - Your payment plus any interest earned during the underwriting period it was allocated to the Fixed Account (see THE CONTRACT -- "Applying for a Contract"); MINUS

    - The Monthly Deductions due.

On each Valuation Date after the Date of Issue, the Contract Value is the SUM of:

    - Accumulations in the Fixed Account; PLUS

    - The SUM of the PRODUCTS of:

       - The number of Units in each Sub-Account; TIMES

       - The value of a Unit in each Sub-Account on the Valuation Date.

THE UNIT -- We allocate each payment to the Sub-Accounts you selected. We credit allocations to the Sub-Accounts as Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Contract is the QUOTIENT of:

    - That part of the payment allocated to the Sub-Account; DIVIDED by

    - The dollar value of a Unit on the Valuation Date the payment is received at our Principal Office.

The number of Units will remain fixed unless changed by a split of Unit value, transfer, loan, partial withdrawal or surrender. Also, Monthly Deductions taken from a Sub-Account will result in cancellation of Units equal in value to the amount deducted.

The dollar value of a Unit of a Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. This investment experience reflects the investment performance, expenses and charges of the Fund in which the Sub-Account invests. The value of each Unit was set at $1.00 on the first Valuation Date of each Sub-Account.

The value of a Unit on any Valuation Date is the PRODUCT of:

    - The dollar value of the Unit on the preceding Valuation Date; TIMES

    - The Net Investment Factor.

NET INVESTMENT FACTOR -- The net investment factor measures the investment performance of a Sub-Account during the Valuation Period just ended. The net investment factor for each Sub-Account is the result of:

    - The net asset value per share of a Fund held in the Sub-Account determined at the end of the current Valuation Period; PLUS

    - The per share amount of any dividend or capital gain distributions made by the Fund on shares in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; DIVIDED BY

    - The net asset value per share of a Fund share held in the Sub-Account determined as of the end of the immediately preceding Valuation Period; MINUS

    - The mortality and expense risk charge for each day in the Valuation Period, currently at an annual rate of 0.90% of the daily net asset value of that Sub-Account.

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Contract is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add an optional insurance benefit to the Contract by rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS.

SURRENDER

You may surrender the Contract and receive its Surrender Value. The Surrender Value is:

    - The Contract Value, MINUS

    - Any Outstanding Loan and surrender charges.

We will compute the Surrender Value on the Valuation Date on which we receive the Contract with a Written Request for surrender. We will deduct a surrender charge if you surrender the Contract within 10 full Contract years of the Date of Issue. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The Surrender Value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the Surrender Value within seven days following our receipt of Written Request. We may delay benefit payments under the circumstances described in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

For important tax consequences of a surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

You may withdraw part of the Contract Value of your Contract on Written Request. Your Written Request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If you do not provide allocation instructions, we will make a Pro-rata Allocation. Each partial withdrawal must be at least $1,000. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. The Face Amount is reduced proportionately based on the ratio of the amount of the partial withdrawal and charges to the Contract Value on the date of withdrawal.

On a partial withdrawal from a Sub-Account, we will cancel the number of Units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal transaction fee and any applicable surrender fee. See CHARGES AND DEDUCTIONS -- "Surrender Charge." We will normally pay the partial withdrawal within seven days following our receipt of the written request. We may delay payment as described in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

No surrender charges are imposed, and no commissions are paid where the Insured as of the date of application is within the following class of individuals:

- All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all Directors of First Allmerica and its affiliates and subsidiaries, all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Contracts and any spouses or children of the above persons. However, such Insured will be subject to the Distribution Expense Charge.

MONTHLY DEDUCTIONS

On the Monthly Processing Date, the Company will deduct an amount to cover charges and expenses incurred in connection with the Contract. This Monthly Deduction will be deducted by subtracting values from the Fixed Account accumulation and/or canceling Units from each applicable Sub-Account in the ratio that the Contract Value in the Sub-Account bears to the Contract Value. The amount of the Monthly Deduction will vary from month to month. If the Contract Value is not sufficient to cover the Monthly Deduction which is due, the Contract may lapse. (See CONTRACT TERMINATION AND REINSTATEMENT.) The Monthly Deduction is comprised of the following charges:

- MAINTENANCE FEE: The Company will make a deduction of $2.50 from any Contract with less than $100 in Contract Value to cover charges and expenses incurred in connection with the Contract. This charge is to reimburse the Company for expenses related to issuance and maintenance of the Contract. The Company does not intend to profit from this charge.

- ADMINISTRATION CHARGE: The Company imposes a monthly charge at an annual rate of 0.20% of the Contract Value. This charge is to reimburse us for administrative expenses incurred in the administration of the Contract. It is not expected to be a source of profit.

- MONTHLY INSURANCE PROTECTION CHARGE: Immediately after the Contract is issued, the Death Benefit will be greater than the payment. While the Contract is in force, prior to the Final Payment Date, the Death Benefit will generally be greater than the Contract Value. To enable us to pay this excess of the Death Benefit over the Contract Value, a monthly cost of insurance charge is deducted. This charge varies depending on the type of Contract and the Underwriting Class. In no event will the current deduction for the cost of insurance exceed the guaranteed maximum insurance protection rates set forth in the Contract. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Tobacco User or Non-Tobacco User (Mortality Table B for unisex Contracts and Mortality Table D for Second-to-Die Contracts) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for tobacco user and non-tobacco user. Any change in the insurance protection rates will apply to all Insureds of the same Age, sex and Underwriting Class whose Contracts have been in force for the same period.

  The Underwriting Class of an Insured will affect the insurance protection rate. We currently place Insureds into standard Underwriting Classes and non-standard Underwriting Classes. The Underwriting Classes are also divided into two categories: tobacco user and non-tobacco user. We will place Insureds under the age of 18 at the Date of Issue in a standard or non-standard Underwriting Class. We will then classify the Insured as a non-tobacco user.

- DISTRIBUTION EXPENSE: During the first ten Contract years, we make a monthly deduction to compensate for a portion of the sales expenses which are incurred by us with respect to the Contracts. This charge is equal to an annual rate of 0.90% of the Contract Value.

- FEDERAL AND STATE PAYMENT TAX CHARGE: During the first Contract year, we make a monthly deduction to partially compensate the Company for the increase in federal tax liability from the application of Section 848 of the Internal Revenue Code and to offset a portion of the average premium tax the Company is expected to pay to various state and local jurisdictions. This charge is equal to an annual rate of 1.50% of the Contract Value. Premium taxes vary from state to state, ranging from zero to 5%. The deduction may be higher or lower than the actual premium tax imposed by the applicable jurisdiction, and is made whether or not any premium tax applies. The Company does not intend to profit from the premium tax portion of this charge.

- DAILY DEDUCTIONS: We assess each Sub-Account with a charge for mortality and expense risks we assume. Fund expenses are also reflected in the Variable Account.

- MORTALITY AND EXPENSE RISK CHARGE: We impose a daily charge at a current annual rate of 0.90% of the average daily net asset value of each Sub-Account. This charge compensates us for assuming mortality and expense risks for variable interests in the Contracts.

  The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Contracts will exceed those compensated by the maintenance fee and administration charges in the Contracts. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

- FUND EXPENSES: The value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses of the Funds whose shares the Sub-Accounts purchase. The prospectuses and statements of additional information of the Funds contain more information concerning the fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the Sub-Accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

A contingent surrender charge is deducted from Contract Value in the case of surrender and/or a partial withdrawal for up to 10 years from Date of Issue of the Contract. The payments you make for the Contract are the maximum amount subject to a surrender charge. Certain withdrawals may be made without surrender charges, but any part of a withdrawal that is assessed a surrender charge reduces the remaining payments that will be subject to a surrender charge in the future.

In any Contract year, you may withdraw, without a surrender charge, up to:

    - 10% of the Contract Value at the time of the withdrawal, MINUS

    - The total of any prior free withdrawals in the same Contract year ("Free 10% Withdrawal.")

The 10% Free Withdrawal amount applies to both partial withdrawals and a full surrender of the Contract.

We will apply a surrender charge only to the amount by which your requested withdrawal exceeds the remaining 10% Free Withdrawal amount for that Contract year. This excess withdrawal amount, which is subject to a surrender charge based on the table below, reduces the remaining amount of your payments that will be subject to a surrender charge in the future. If the amount of the remaining payments that are subject to a surrender charge is reduced to zero, we will no longer assess a surrender charge, even if the surrender or partial withdrawal is within 10 years of the Contract's Date of Issue. During the first Contract year, the surrender charge could be as much as 10% of your purchase payments. See the EXAMPLES, below.

The surrender charge applicable to the excess withdrawal amount will depend upon the number of years that the Contract has been in force, based on the following schedule:

Contract Year*          1       2      3      4      5      6      7      8      9     10+
Surrender Charge      10.00%  9.25%  8.50%  7.75%  7.00%  6.25%  4.75%  3.25%  1.50%    0%

* For a Contract that lapses and reinstates, see CONTRACT TERMINATION AND REINSTATEMENT.

The amount withdrawn from Contract Value equals the amount you request plus the contingent surrender charge and the partial withdrawal transaction fee (described below).

The right to make the Free 10% Withdrawal is not cumulative from Contract year to Contract year. For example, if you withdraw only 8% of Contract Value in the second Contract year, the amount you could withdraw in future Contract years would not be increased by the amount you did not withdraw in the second Contract year.

PARTIAL WITHDRAWAL TRANSACTION FEE

For each partial withdrawal (including a Free 10% Withdrawal), we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the partial withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge (described below).

EXAMPLES

In each example below, it is assumed that you have not taken any loans from the Contract.

EXAMPLE 1. Assume that you made an initial payment of $100,000 to the Contract, and that the Contract Value is $120,000 when you request a full surrender of the Contract eight months later. The amount of the Free 10% Withdrawal is $12,000 (10% of Contract Value). The amount of the Contract Value that is subject to a surrender charge is $108,000 (the $120,000 Contract Value minus the Free 10% Withdrawal of $12,000). However, the amount of the surrender charge is capped at $10,000 (the first year surrender charge of 10% times your $100,000 payment to the Contract). The Surrender Value is $110,000 (the Contract Value of $120,000 minus the surrender charge of $10,000).

EXAMPLE 2. Assume that you made an initial payment of $100,000 for the Contract, and that you request a partial withdrawal of $15,000 at the beginning of the fifth Contract year when the Contract Value is $130,000. The amount of the Free 10% Withdrawal is $13,000 (10% of the Contract Value). The amount of the partial withdrawal that is subject to a surrender charge is $2,000 (the $15,000 you requested minus the Free 10% Withdrawal of $13,000). The amount of the surrender charge is $140 ($2,000 times the 7.00% surrender charge applicable in the fifth Contract year). The remaining Contract Value is $114,835 (the $130,000 Contract Value at the time of the withdrawal minus the $15,000 you requested, the $140 surrender charge, and the $25 partial withdrawal transaction fee). The amount of the Contract Value that is subject to a surrender charge is $98,000 (your $100,000 initial payment minus the $2,000 that was subject to the surrender charge).

Assume that, later in the same year, your Contract Value has grown to $150,000 and you make a request for a partial withdrawal of $10,000. The amount of the Free 10% Withdrawal is $2,000 (the $15,000 that is 10% of Contract Value at the time of withdrawal minus the prior Free 10% Withdrawal in that year of $13,000). The amount of the withdrawal that is subject to a surrender charge is $8,000 (the $10,000 you requested minus the current Free 10% Withdrawal of $2,000). The amount of the surrender charge is $560 ($8,000 times the 7.00% surrender charge applicable in the fifth Contract year). The remaining Contract Value is $139,415 (the $150,000 Contract Value at the time of the withdrawal minus the $10,000 you requested, the $560 surrender charge, and the $25 partial withdrawal transaction fee). The amount of the Contract Value that is subject to a surrender charge is now $90,000 (the $98,000 of the initial payment that was still subject to a surrender charge after the first withdrawal minus the $8,000 that is subject to the surrender charge at the second withdrawal).

TRANSFER CHARGES

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge in that Contract year or in later Contract years. However, if you change your instructions for automatic transfers, the first automatic transfer thereafter will count as one transfer.

Each of the following transfers of Contract Value from the Sub-Accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Contract year:

    - A conversion within the first 24 months from Date of Issue;

    - A transfer to the Fixed Account to secure a loan; and

    - A transfer from the Fixed Account as a result of a loan repayment.

                                 CONTRACT LOANS


You may borrow money secured by your Contract Value, both during and after the first Contract year. The total amount you may borrow is the Loan Value. The Loan Value is 90% of the Surrender Value.


The minimum loan amount is $1,000. The maximum loan is the Loan Value minus any Outstanding Loan. We will usually pay the loan within seven days after we receive the Written Request. We may delay the payment of loans as stated in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

We will allocate the loan among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.


Policy value equal to the outstanding loan will earn monthly interest in the fixed account at an annual rate of at least 4.0% (5.5% for preferred loans). NO OTHER INTEREST WILL BE CREDITED.


PREFERRED LOAN OPTION

Any portion of the Outstanding Loan that represents earnings in this Contract, a loan from an exchanged life insurance policy that was as carried over to this Contract or the gain in the exchanged life insurance policy that was carried over to this Contract may be treated as a preferred loan. You may change a preferred loan to a non-preferred loan at any time upon written request. The available percentage of the gain carried over from an exchanged policy less any policy loan carried over which will be eligible for preferred loan treatment is as follows:

Beginning of            1      2      3      4      5      6      7      8      9     10     11
Contract Year           -      -      -      -      -      -      -      -      -     --     --
Unloaned Gain           0%    10%    20%    30%    40%    50%    60%    70%    80%    90%   100%
Available

The guaranteed annual interest rate credited to the Contract Value securing a preferred loan will be at least 5.5%.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Contract. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).

LOAN INTEREST CHARGED


The Company charges interest on loans at an annual rate that is guaranteed not to exceed 6.0%. Interest accrues daily. Interest is due and payable in arrears at the end of each Contract year or for as short a period as the loan may exist. Interest not paid when due will be added to the Outstanding Loan by transferring Contract Value equal to the interest due to the Fixed Account. The interest due will bear interest at the same rate.


REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Contract lapse. We will allocate that part of the Contract Value in the Fixed Account that secured a repaid loan to the Sub-Accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Contract Value according to your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Contract Value previously transferred from the Variable Account to secure the outstanding loan.

If the Outstanding Loan exceeds the Contract Value less the surrender charge, the Contract will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Contract will terminate with no value. See CONTRACT TERMINATION AND REINSTATEMENT.

EFFECT OF CONTRACT LOANS

Contract loans will permanently affect the Contract Value and Surrender Value, and may permanently affect the Death Benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Contract Value in the Fixed Account that secures the loan. We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from a surrender.

                     CONTRACT TERMINATION AND REINSTATEMENT

TERMINATION

Unless the Guaranteed Death Benefit Rider is in effect, the Contract will terminate if on a Monthly Processing Date the Surrender Value is less than $0 (zero.) If this situation occurs, the Contract will be in default. You will then have a grace period of 62 days, measured from the date of default, to make a payment sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the payment due and the date by which it must be paid. Failure to make a sufficient payment within the grace period will result in the Contract terminating without value. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any overdue charges. See THE CONTRACT -- "Guaranteed Death Benefit Rider."

REINSTATEMENT

A terminated Contract may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the Monthly Processing Date following the date you submit to us:

    - Written application for reinstatement;

    - Evidence of Insurability showing that the Insured is insurable according to our current underwriting rules;

    - A payment that is large enough to cover the cost of all Contract charges that were due and unpaid during the grace period;

    - A payment that is large enough to keep the Contract in force for three months; and

    - A payment or reinstatement of any loan against the Contract that existed at the end of the grace period.

Contracts which have been surrendered may not be reinstated. The Guaranteed Death Benefit Rider may not be reinstated.

SURRENDER CHARGE -- For the purpose of measuring the surrender charge period, the Contract will be reinstated as of the date of default. The surrender charge on the date of reinstatement is the surrender charge that would have been in effect on the date of default.

CONTRACT VALUE ON REINSTATEMENT -- The Contract Value on the date of reinstatement is:

    - The payment made to reinstate the Contract and interest earned from the date the payment was received at our Principal Office; PLUS

    - The Contract Value less any Outstanding Loan on the date of default; MINUS

    - The Monthly Deductions due on the date of reinstatement.

You may reinstate any Outstanding Loan.

                           OTHER CONTRACT PROVISIONS

CONTRACT OWNER

The Contract Owner named on the specifications page of the Contract is the Insured unless another Contract Owner has been named in the application. As Contract Owner, you are entitled to exercise all rights under your Contract while the Insured is alive, with the consent of any irrevocable Beneficiary.

BENEFICIARY

The Beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Contract, the Beneficiary has no rights in the Contract before the Insured dies. While the Insured is alive, you may change the Beneficiary, unless you have declared the Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Contract Owner (or the Contract Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, we will pay each Beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless the Contract Owner has requested otherwise.

ASSIGNMENT

You may assign a Contract as collateral or make an absolute assignment. All Contract rights will be transferred to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Contract. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the Written Request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING CONTRACT PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE THE CONTRACT

We cannot challenge the validity of your Contract if the Insured was alive after the Contract had been in force for two years from the Date of Issue.

SUICIDE

The Net Death Benefit will not be paid if the Insured commits suicide within two years from the Date of Issue. Instead, we will pay the Beneficiary all payments made for the Contract, without interest, less any Outstanding Loan and partial withdrawals.

MISSTATEMENT OF AGE OR SEX

If the Insured's Age or sex is not correctly stated in the Contract application, we will adjust the Death Benefit and the Face Amount under the Contract to reflect the correct Age and sex. The adjustment will be based upon the ratio of the maximum payment for the Contract to the maximum payment for the Contract issued for the correct Age or sex. We will not reduce the Death Benefit to less than the Guideline Minimum Sum Insured. For a unisex Contract, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

We may delay paying any amounts derived from a payment you made by check until the check has cleared your bank. Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Contract loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings;

    - The SEC restricts trading on the New York Stock Exchange; or

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on Contracts that we or our affiliates issue will not be delayed.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Contracts. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Contract Owner is a corporation or the Trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes with respect to the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE CONTRACTS

We believe that the Contracts described in this prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the total amount of premiums and on the relationship of the Contract Value to the Death Benefit. So long as the Contracts are life insurance contracts, the Net Death Benefit of the Contract is excludable from the gross income of the Beneficiary. Also, any increase in Contract Value is not taxable until received by you or your designee. Although the Company believes the Contracts are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to a last survivorship life insurance contract is not directly addressed by Section 7702. In absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a Contract will meet the Section 7702 definition of a life insurance Contract. This is true particularly if the Contract Owner pays the full amount of payments permitted under the Contract. A Contract Owner contemplating the payment of such amounts should do so only after consulting a tax advisor.

If a Contract were determined not to be a life insurance contract under Section 7702, it would not have most of the tax advantages normally provided by a life insurance contract.

MODIFIED ENDOWMENT CONTRACTS

A life insurance contract is treated as a "modified endowment contract" under
Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven-pay test" of Section 7702A. The seven-pay test provides that payments cannot be paid at a rate more rapidly than allowed by the payment of seven annual payments using specified computational rules provided in
Section 7702A. If the Contract is considered a modified endowment contract, distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the Surrender Value exceeds the Contract Owner's investment in the Contract. Any other amounts will be treated as a return of capital up to the Contract Owner's basis in the Contract. A 10% additional tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

    - Made after the taxpayer becomes disabled;

    - Made after the taxpayer attains age 59 1/2; OR

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

The Company has designed this Contract to meet the definition of a modified endowment contract.

Any contract received in exchange for a modified endowment contract will also be a modified endowment contract. However, an exchange under Section 1035 of the Code of (1) a life insurance contract entered into before June 21, 1988 or
(2) a life insurance contract that is not itself a modified endowment contract, will not cause the new Contract to be treated as a modified endowment contract if no additional payments are paid and there is no increase in the death benefit as a result of the exchange.

All modified endowment contracts issued by the same insurance company to the same Contract Owner during any calendar period will be treated as a single modified endowment contract in computing taxable distributions.

CONTRACT LOANS


Consumer interest paid on Contract loans under an individually owned Contract is not tax deductible. A business may deduct interest on loans up to $50,000 subject to a prescribed maximum amount, provided that the Insured is a "key person" of that business. The Code defines "key person" to mean an officer or a 20% owner.



You may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Contract.



DIVERSIFICATION


Federal tax law requires that the investment of each Sub-Account funding the Contracts be adequately diversified according to Treasury regulations. Although we do not have control over the investments of the Funds, we believe that the Funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Contract Owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Contracts or our administrative rules may be modified as necessary to prevent a Contract Owner from being considered the owner of the assets of the Variable Account.

                                 VOTING RIGHTS

Where the law requires, we will vote Fund shares that each Sub-Account holds according to instructions received from Contract Owners with Contract Value in the Sub-Account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Contracts, we reserve the right to do so.

We will provide each person having a voting interest in a Fund with proxy materials and voting instructions. We will vote shares held in each Sub-Account for which no timely instructions are received in proportion to all instructions received for the Sub-Account. We will also vote in the same proportion our shares held in the Variable Account that do not relate to the Contracts.

We will compute the number of votes that a Contract Owner has the right to instruct on the record date established for the Fund. This number is the quotient of:

    - Each Contract Owner's Contract Value in the Sub-Account; divided by

    - The net asset value of one share in the Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


NAME AND POSITION WITH COMPANY                     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------                     ----------------------------------------------
Bruce C. Anderson                                Director (since 1996) and Vice President (since
  Director and Vice President                      1984) of First Allmerica
Warren E. Barnes                                 Vice President (since 1996) and Corporate
  Vice President and Corporate                     Controller (since 1998) of First Allmerica
  Controller
Mark R. Colborn                                  Director (since 2000) and Vice President (since
  Director and Vice President                      1992) of First Allmerica
Charles F. Cronin                                Secretary and Counsel (since 2000) of First
  Secretary                                        Allmerica; Counsel (since 1996) of First
                                                   Allmerica; Attorney (1991-1996) of Nutter,
                                                   McClennen & Fish
J. Kendall Huber                                 Director, Vice President and General Counsel (since
  Director, Vice President and General             2000) of First Allmerica; Vice President (1999)
  Counsel                                          of Promos Hotel Corporation; Vice President and
                                                   Deputy General Counsel (1998-1999) of Legg
                                                   Mason, Inc.; Vice President and Deputy General
                                                   Counsel (1995-1998) of USF&G Corporation
John P. Kavanaugh                                Director and Chief Investment Officer (since 1996)
  Director, Vice President and Chief               and Vice President (since 1991) of First
  Investment Officer                               Allmerica; Director (since 1996) and President
                                                   (since 1995) of Allmerica Asset Management, Inc.
Mark C. McGivney                                 Vice President (since 1997) and Treasurer (since
  Treasurer                                        2000) of First Allmerica; Associate, Investment
                                                   Banking (1996-1997) of Merrill Lynch & Co.
John F. O'Brien                                  Director, President and Chief Executive Officer
  Director and Chairman of the Board               (since 1989) of First Allmerica
Edward J. Parry, III                             Director and Chief Financial Officer (since 1996),
  Director, Vice President and Chief               Vice President (since 1993) and Treasurer
  Financial Officer                                (1993-2000) of First Allmerica
Richard M. Reilly                                Director (since 1996) and Vice President (since
  Director, President and Chief                    1990) of First Allmerica; Director (since 1990),
  Executive Officer                                President and Chief Executive Officer (since
                                                   1995) of Allmerica Financial Life Insurance and
                                                   Annuity Company; Director and President (since
                                                   1998) of Allmerica Financial Investment
                                                   Management Services, Inc.
Robert P. Restrepo, Jr.                          Director and Vice President (since 1998) of First
  Director                                         Allmerica; Chief Executive Officer (1996 to 1998)
                                                   of Travelers Property & Casualty; Senior Vice
                                                   President (1993 to 1996) of Aetna Life & Casualty
                                                   Company
Eric A. Simonsen                                 Director (since 1996) and Vice President (since
  Director and Vice President                      1990) of First Allmerica
Gregory D. Tranter                               Director and Vice President (since 2000) of First
  Director and Vice President                      Allmerica; Vice President (1996-1998) of
                                                   Travelers Property & Casualty; Director of Geico
                                                   Team (1983-1996) of Aetna Life & Casualty

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly-owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Contracts. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Contracts through their registered representatives who are appointed by us.


The Company pays commissions not to exceed 10% of the payment to broker-dealers which sell the Contracts. Alternative commission schedules are available with lower initial commission amounts, plus ongoing annual compensation of up to 1.00% of Contract Value. To the extent permitted by NASD rules, overrides and promotional incentives or payments may also be provided to General Agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


We intend to recoup commissions and other sales expenses through a combination of the contingent surrender charge, distribution expense charge and investment earnings on amounts allocated under the Contracts to the Fixed Account in excess of the interest credited on amounts in the Fixed Account. Commissions paid on the Contracts, including other incentives or payments, are not charged to Contract Owners or to the Separate Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Contract, including:

    - Payments;

    - Transfers among Sub-Accounts and the Fixed Account;

    - Partial withdrawals;

    - Increases in loan amount or loan repayments;

    - Lapse or termination for any reason; and

    - Reinstatement.

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Contract year. It will also set forth the status of the Death Benefit, Contract Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Contract loans. The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. We will send you reports containing financial statements and other information for the Variable Account and the Funds as the 1940 Act requires.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and Allmerica Investments Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the Fund are no longer available for investment; or

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account.

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Contract interest in a Sub-Account without notice to Contract Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other contracts or allow a conversion between contracts on a Contract Owner's request.

We reserve the right to establish additional Sub-Accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts.

Shares of the Funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Funds may also be issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. The Company and the Funds do not believe that mixed funding is currently disadvantageous to either variable life insurance contract owners or variable annuity contract owners. The Company will monitor events to identify any material conflicts among contract owners because of mixed funding. If the Company concludes that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Contract to reflect a substitution or other change and will notify Contract Owners of the change. Subject to any approvals the law may require, the Variable Account or any Sub-Accounts may be:

    - Operated as a management company under the 1940 Act;

    - Deregistered under the 1940 Act if registration is no longer required; or

    - Combined with other Sub-Accounts or our other separate accounts.

                              FURTHER INFORMATION

We have filed a registration statement under the Securities Act of 1933
("1933 Act") for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the Contract and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This prospectus serves as a disclosure document only for the aspects of the Contract relating to the Variable Account. For complete details on the Fixed Account, read the Contract itself. The Fixed Account and other interests in the General Account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Contract and the Fixed Account. The SEC has not reviewed the disclosures in this section of the prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your payment to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our General Account. The General Account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our General Account assets and are used to support insurance and annuity obligations.


FIXED ACCOUNT INTEREST


We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as a payment or a transfer, to the next Contract anniversary.

Contract loans may also be made from the Contract Value in the Fixed Account. We will credit that part of the Contract Value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0% (5.5% for preferred loans).

We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Contract loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on Contracts that we or our affiliates issue will not be delayed.

TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS

If a Contract is surrendered or if a partial withdrawal is made, a surrender charge and/or partial withdrawal charge may be imposed. We deduct partial withdrawals from Contract Value allocated to the Fixed Account on a last-in/ first out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 for each transfer in that Contract year. The transfer privilege is subject to our consent and to our then current rules.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, and the financial statements of Allmerica Select Separate Account III of the Company as of December 31, 2000 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



                              FINANCIAL STATEMENTS


Financial Statements for the Company are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                      GUIDELINE MINIMUM SUM INSURED TABLE



The Guideline Minimum Sum Insured is a percentage of the Contract Value. The factors for the Guideline Minimum Sum Insured will meet or exceed the requirements under federal tax regulations, as set forth in the table below. The Guideline Minimum Sum Insured factors applicable to your contract are set forth in its specifications pages.



                         GUIDELINE MINIMUM SUM INSURED



Age of Insured                                               Percentage of
on Date of Death                                             Contract Value
----------------                                             --------------
    40 and under...........................................       250%
    41.....................................................       245%
    42.....................................................       240%
    43.....................................................       235%
    44.....................................................       220%
    45.....................................................       215%
    46.....................................................       209%
    47.....................................................       203%
    48.....................................................       197%
    49.....................................................       191%
    50.....................................................       185%
    51.....................................................       178%
    52.....................................................       171%
    53.....................................................       164%
    54.....................................................       157%
    55.....................................................       150%
    56.....................................................       146%
    57.....................................................       142%
    58.....................................................       138%
    59.....................................................       134%
    60.....................................................       130%
    61.....................................................       128%
    62.....................................................       126%
    63.....................................................       124%
    64.....................................................       122%
    65.....................................................       120%
    70.....................................................       115%
    71.....................................................       113%
    72.....................................................       111%
    73.....................................................       109%
    74.....................................................       107%
    75-90..................................................       105%
    91.....................................................       104%
    92.....................................................       103%
    93.....................................................       102%
    94.....................................................       101%
    95 and above...........................................       100%

                   APPENDIX B -- OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by rider. For more information, contact your representative. Certain riders may not be available in all states.

OPTION TO ACCELERATE BENEFITS (LIVING BENEFITS) RIDER

    This rider allows part of the Contract proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

LIFE INSURANCE 1035 EXCHANGE RIDER

    This rider provides preferred loan rates to: (a) any outstanding loan carried over from an exchanged policy, the proceeds of which are applied to purchase the Contract; and (b) a percentage of the gain under the exchanged policy, less the outstanding policy loans carried over to the Contract, as of the date of exchange.

GUARANTEED DEATH BENEFIT RIDER

    This rider provides a guaranteed Net Death Benefit which is the greater of
    (a) the Face Amount as of the Final Payment Date or (b) the Contract Value as of the date due proof of death is received by the Company, reduced by the Outstanding Loan, if any, through the Contract month in which the Insured dies. If the Contract Owner pays an initial payment equal to the Guideline Single Premium, the Contract will be issued with the Guaranteed Death Benefit Rider at no additional charge. The rider may terminate under certain circumstances.

                         APPENDIX C -- PAYMENT OPTIONS

PAYMENT OPTIONS -- On Written Request, the Surrender Value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the Beneficiary may pay to us any amount that would otherwise be deducted from the Death Benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the Fixed Account. These amounts are not based on the investment experience of the Variable Account. The amounts payable under these options, for each $1,000 applied, will be:

- the rate per $1,000 of benefit based on our non-guaranteed current benefit option rates for this class of Contracts, or

- the rate in your Contract for the applicable benefit option, whichever is greater.

If you choose a benefit option, the Beneficiary may, when filing a proof of claim, pay us any amount that otherwise would be deducted from the proceeds.

OPTION A: BENEFITS FOR A SPECIFIED NUMBER OF YEARS -- We will make equal payments for any selected number of years up to 30 years. These payments may be made annually, semi-annually, quarterly or monthly, whichever you choose.

OPTION B: LIFETIME MONTHLY BENEFIT -- Benefits are based on the age of the person who receives the money (called the payee) on the date the first payment will be made. You may choose one of the three following options to specify when benefits will cease:

    - when the payee dies with no further benefits due (Life Annuity);

    - when the payee dies but not before the total benefit payments made by us equals the amount applied under this option (Life Annuity with Installment Refund); or

    - when the payee dies but not before 10 years have elapsed from the date of the first payment (Life Annuity with payments Guaranteed for 10 years).

OPTION C: INTEREST BENEFITS -- We will pay interest at a rate we determine each year. It will not be less than 3% per year. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. These benefits will stop when the amount left has been withdrawn. If the payee dies, any unpaid balance plus accrued interest will be paid in a lump sum.

OPTION D: BENEFITS FOR A SPECIFIED AMOUNT -- Interest will be credited to the unpaid balance and we will make payments until the unpaid balance is gone. We will credit interest at a rate we determine each year, but not less than 3%. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. The benefit level chosen must provide for an annual benefit of at least 8% of the amount applied.

OPTION E: LIFETIME MONTHLY BENEFITS FOR TWO PAYEES -- We will pay a benefit jointly to two payees during their joint lifetime. After one payee dies, the benefits to the survivor will be:

    - the same as the original amount, or

    - in an amount equal to 2/3 of the original amount.

Benefits are based on the payees' ages on the date the first payment is due. Benefits will end when the second payee dies.

SELECTION OF PAYMENT OPTIONS -- The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Contract Owner and Beneficiary provisions, any option selection may be changed before the Net Death Benefit become payable. If you make no selection, the Beneficiary may select an option when the Net Death Benefit becomes payable.

- If the amount of the monthly benefit under Option B for the age of the payee is the same for different periods certain, the payee will be entitled to the longest period certain for the payee's age.

- You may give the Beneficiary the right to change from Option C or D to any other option at any time. If Option C or D is chosen by the payee when this Contract becomes a claim, the payee may reserve the right to change to any other option. The payee who elects to change options must be the payee under the option selected.

ADDITIONAL DEPOSITS -- An additional deposit may be added to any proceeds when they are applied under Option B and E. We reserve the right to limit the amount of any additional deposit. We may levy a charge of no more than 3% on any additional deposits.

RIGHTS AND LIMITATIONS -- A payee has no right to assign any amount payable under any option, nor to demand a lump sum benefit in place of any amount payable under Options B or E. A payee will have the right to receive a lump sum in place of installments under Option A. The payee must provide us with a Written Request to reserve this right. If the right to receive a lump sum is exercised, we will determine the lump sum benefit at the same interest rates used to calculate the installments. The amount left under Option C and any unpaid balance under Option D, may be withdrawn only as noted in the Written Request selecting the option.

A corporate or fiduciary payee may select only Option A, C or D, subject to our approval.

PAYMENT DATES -- The first payment under any option, except Option C, will be due on the date this Contract matures, by death or otherwise, unless another date is designated. Benefits under Option C begin at the end of the first benefit period.

The last payment under any option will be made as stated in the option's description. However, if a payee under Options B or E dies before the due date of the second monthly payment, the amount applied, minus the first monthly payment, will be paid in a lump sum or under any option other than Option E. This payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

BENEFIT RATES -- The Benefit Option Tables in your Contract show benefit amounts for Option A, B and E. If you choose one of these options, either within five years of the date of surrender or the date the proceeds are otherwise payable, we will apply either the benefit rates listed in the Tables, or the rates we use on the date the proceeds are paid, whichever is more favorable. Benefits that begin more than five years after that date, or as a result of additional deposits, will be based on the rates we use on the date the first benefit is due.

         APPENDIX D -- ILLUSTRATIONS OF DEATH BENEFIT, CONTRACT VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which a Contract's Death Benefit and Contract Value could vary over an extended period.

ASSUMPTIONS

The tables illustrate the following Contracts: a Contract issued to a male, age 55, under a standard underwriting class and qualifying for the non-tobacco user discount; a Contract issued on a unisex basis to an Insured, age 55, under a standard underwriting class and qualifying for the non-tobacco user discount; a Second-to-Die Contract issued to a male, age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount and a female, age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount; and a Second-to-Die Contract issued on a unisex basis to two Insureds both age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount. The tables illustrate the guaranteed insurance protection rates and the current insurance protection rates as presently in effect. On request, we will provide a comparable illustration based on the proposed Insured's age, sex, and Underwriting Class, and a specified payment.

The tables illustrate Contract Values based on the assumptions that no Contract loans have been made, that no partial withdrawals have been made, and that no more than 12 transfers have been made in any Contract year (so that no transaction or transfer charges have been incurred). The tables also assume that the Guaranteed Death Benefit Rider is in effect. (The Contract will lapse when the Surrender Value or Contract Value is zero, unless the Guaranteed Death Benefit Rider is in effect.)

The tables assume that the initial payment is allocated to and remains in the Variable Account for the entire period shown. They are based on hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equal to constant gross annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount that would accumulate if the initial payment was invested to earn interest (after taxes) at 5% compounded annually.

The contract values and death benefit would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below the averages for individual Contract years. The values would also be different depending on the allocation of the Contract's total Contract Value among the Sub-Accounts, if the rates of return averaged 0%, 6% or 12, but the rates of each Fund varied above and below the averages.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated Death Benefits and Contract Value, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Contract Values take into account the deduction from payment for the tax expense charge, the Monthly Deductions from Contract Value (including the administrative charge (equivalent to 0.20% on an annual basis), and the distribution charge (equivalent to 0.90% on an annual basis, for the first ten Contract years only), and the daily charge against the Variable Account for mortality and expense risks (0.90% on an annual basis). In both the Current Cost of Insurance Charges illustrations and Guaranteed Cost of Insurance Charges illustrations, the Variable Account charges currently are equivalent to an effective annual rate of 0.90% of the average daily value of the assets in the Variable Account.

EXPENSES OF THE UNDERLYING FUNDS


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses. These are assumed to be at an annual rate of 0.95% of the average daily net assets of the Underlying Funds, which is the approximate average of the expenses of the Underlying Funds in 2000. The actual fees and expenses of each Underlying Fund vary, and, in 2000, ranged from an annual rate of 0.33% to an annual rate of 1.89% of average daily net assets. The fees and expenses associated with the Contract may be more or less than 0.95% in the aggregate, depending upon how you make allocations of the Contract Value among the Sub-Accounts.



Through December 31, 2001, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund and AIT Select Strategic Growth Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund and AIT Select Investment Grade Income Fund, and 0.60% for AIT Money Market Fund and AIT Equity Index Fund. The total operating expenses of the funds were less than their respective expense limitations throughout except the AIT Select Strategic Income Fund which received a reimbursement of $4,560 in 2000 under its expense limitation.



In addition, through December 31, 2001, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. Through December 31, 2001, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT

Taking into account the Separate Account mortality and expense risk charge of 0.90%, and the assumed 0.95% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.85%, 4.15% and 10.15%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and Contract Values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                           MALE NONSMOKER AGE 55
                                                 SPECIFIED FACE AMOUNT = $74,596

                       CURRENT COST OF INSURANCE CHARGES


           PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   ----------------------------  ----------------------------  ------------------------------
CONTRACT     AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR     PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
---------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  ---------
    1        26,250    21,264     23,764   74,596    22,717     25,217   74,596     24,169    26,669     74,596
    2        27,563    20,619     22,931   74,596    23,508     25,820   74,596     26,569    28,881     74,596
    3        28,941    20,002     22,127   74,596    24,313     26,438   74,596     29,151    31,276     74,596
    4        30,388    19,414     21,352   74,596    25,134     27,071   74,596     31,932    33,870     74,596
    5        31,907    18,853     20,603   74,596    25,969     27,719   74,596     34,928    36,678     74,596

    6        33,502    18,319     19,881   74,596    26,820     28,383   74,596     38,157    39,720     74,596
    7        35,178    17,997     19,184   74,596    27,875     29,062   74,596     41,826    43,014     74,596
    8        36,936    17,699     18,512   74,596    28,945     29,758   74,596     45,768    46,581     74,596
    9        38,783    17,488     17,863   74,596    30,095     30,470   74,596     50,068    50,443     74,596
   10        40,722    17,237     17,237   74,596    31,200     31,200   74,596     54,626    54,626     74,596

   11        42,758    16,817     16,817   74,596    32,300     32,300   74,596     59,811    59,811     74,596
   12        44,896    16,407     16,407   74,596    33,439     33,439   74,596     65,488    65,488     77,930
   13        47,141    16,007     16,007   74,596    34,619     34,619   74,596     71,703    71,703     84,610
   14        49,498    15,617     15,617   74,596    35,840     35,840   74,596     78,508    78,508     91,855
   15        51,973    15,236     15,236   74,596    37,104     37,104   74,596     85,960    85,960     99,713

   16        54,572    14,865     14,865   74,596    38,412     38,412   74,596     94,118    94,118    108,236
   17        57,300    14,503     14,503   74,596    39,767     39,767   74,596    103,051   103,051    116,447
   18        60,165    14,149     14,149   74,596    41,169     41,169   74,596    112,831   112,831    125,243
   19        63,174    13,804     13,804   74,596    42,621     42,621   74,596    123,540   123,540    134,659
   20        66,332    13,468     13,468   74,596    44,125     44,125   74,596    135,265   135,265    144,734

 Age 60      31,907    18,853     20,603   74,596    25,969     27,719   74,596     34,928    36,678     74,596
 Age 65      40,722    17,237     17,237   74,596    31,200     31,200   74,596     54,626    54,626     74,596
 Age 70      51,973    15,236     15,236   74,596    37,104     37,104   74,596     85,960    85,960     99,713
 Age 75      66,332    13,468     13,468   74,596    44,125     44,125   74,596    135,265   135,265    144,734


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                           MALE NONSMOKER AGE 55
                                                 SPECIFIED FACE AMOUNT = $74,596

                      GUARANTEED COST OF INSURANCE CHARGES


           PREMIUMS          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PAID PLUS     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   -----------------------------  ----------------------------  ------------------------------
CONTRACT     AT 5%    SURRENDER  CONTRACT   DEATH    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR     PER YEAR     VALUE     VALUE    BENEFIT*    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
---------  ---------  ---------  --------  --------  ---------  --------  -------  ---------  --------  ---------
    1        26,250    21,005     23,505    74,596    22,459     24,959   74,596     23,913    26,413     74,596
    2        27,563    20,048     22,360    74,596    22,945     25,257   74,596     26,016    28,329     74,596
    3        28,941    19,063     21,188    74,596    23,393     25,518   74,596     28,264    30,389     74,596
    4        30,388    18,051     19,988    74,596    23,805     25,742   74,596     30,674    32,612     74,596
    5        31,907    16,995     18,745    74,596    24,166     25,916   74,596     33,258    35,008     74,596

    6        33,502    15,893     17,456    74,596    24,474     26,037   74,596     36,039    37,602     74,596
    7        35,178    14,918     16,105    74,596    24,904     26,091   74,596     39,223    40,411     74,596
    8        36,936    13,871     14,683    74,596    25,258     26,071   74,596     42,650    43,463     74,596
    9        38,783    12,797     13,172    74,596    25,585     25,960   74,596     46,411    46,786     74,596
   10        40,722    11,544     11,544    74,596    25,735     25,735   74,596     50,412    50,412     74,596

   11        42,758     9,892      9,892    74,596    25,629     25,629   74,596     54,893    54,893     74,596
   12        44,896     8,079      8,079    74,596    25,394     25,394   74,596     59,886    59,886     74,596
   13        47,141     6,081      6,081    74,596    25,009     25,009   74,596     65,466    65,466     77,250
   14        49,498     3,869      3,869    74,596    24,449     24,449   74,596     71,597    71,597     83,768
   15        51,973     1,410      1,410    74,596    23,686     23,686   74,596     78,286    78,286     90,811

   16        54,572         0          0    74,596    22,674     22,674   74,596     85,582    85,582     98,419
   17        57,300         0          0    74,596    21,354     21,354   74,596     93,576    93,576    105,741
   18        60,165         0          0    74,596    19,660     19,660   74,596    102,350   102,350    113,608
   19        63,174         0          0    74,596    17,496     17,496   74,596    111,993   111,993    122,072
   20        66,332         0          0    74,596    14,761     14,761   74,596    122,619   122,619    131,202

 Age 60      31,907    16,995     18,745    74,596    24,166     25,916   74,596     33,258    35,008     74,596
 Age 65      40,722    11,544     11,544    74,596    25,735     25,735   74,596     50,412    50,412     74,596
 Age 70      51,973     1,410      1,410    74,596    23,686     23,686   74,596     78,286    78,286     90,811
 Age 75      66,332         0          0    74,596    14,761     14,761   74,596    122,619   122,619    131,202


* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                         UNISEX NONSMOKER AGE 55
                                                 SPECIFIED FACE AMOUNT = $76,948

                       CURRENT COST OF INSURANCE CHARGES


           PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   ----------------------------  ----------------------------  ------------------------------
CONTRACT     AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR     PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
---------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  ---------
    1        26,250    21,264     23,764   76,948    22,717     25,217   76,948     24,169    26,669     76,948
    2        27,563    20,619     22,931   76,948    23,508     25,820   76,948     26,569    28,881     76,948
    3        28,941    20,002     22,127   76,948    24,313     26,438   76,948     29,151    31,276     76,948
    4        30,388    19,414     21,352   76,948    25,134     27,071   76,948     31,932    33,870     76,948
    5        31,907    18,853     20,603   76,948    25,969     27,719   76,948     34,928    36,678     76,948

    6        33,502    18,319     19,881   76,948    26,820     28,383   76,948     38,157    39,720     76,948
    7        35,178    17,997     19,184   76,948    27,875     29,062   76,948     41,826    43,014     76,948
    8        36,936    17,699     18,512   76,948    28,945     29,758   76,948     45,768    46,581     76,948
    9        38,783    17,488     17,863   76,948    30,095     30,470   76,948     50,068    50,443     76,948
   10        40,722    17,237     17,237   76,948    31,200     31,200   76,948     54,626    54,626     76,948

   11        42,758    16,817     16,817   76,948    32,300     32,300   76,948     59,811    59,811     76,948
   12        44,896    16,407     16,407   76,948    33,439     33,439   76,948     65,488    65,488     77,930
   13        47,141    16,007     16,007   76,948    34,619     34,619   76,948     71,703    71,703     84,610
   14        49,498    15,617     15,617   76,948    35,840     35,840   76,948     78,508    78,508     91,855
   15        51,973    15,236     15,236   76,948    37,104     37,104   76,948     85,960    85,960     99,713

   16        54,572    14,865     14,865   76,948    38,412     38,412   76,948     94,118    94,118    108,236
   17        57,300    14,503     14,503   76,948    39,767     39,767   76,948    103,051   103,051    116,447
   18        60,165    14,149     14,149   76,948    41,169     41,169   76,948    112,831   112,831    125,243
   19        63,174    13,804     13,804   76,948    42,621     42,621   76,948    123,540   123,540    134,659
   20        66,332    13,468     13,468   76,948    44,125     44,125   76,948    135,310   135,310    144,781

 Age 60      31,907    18,853     20,603   76,948    25,969     27,719   76,948     34,928    36,678     76,948
 Age 65      40,722    17,237     17,237   76,948    31,200     31,200   76,948     54,626    54,626     76,948
 Age 70      51,973    15,236     15,236   76,948    37,104     37,104   76,948     85,960    85,960     99,713
 Age 75      66,332    13,468     13,468   76,948    44,125     44,125   76,948    135,310   135,310    144,781


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                         UNISEX NONSMOKER AGE 55
                                                 SPECIFIED FACE AMOUNT = $76,948

                      GUARANTEED COST OF INSURANCE CHARGES


           PREMIUMS          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PAID PLUS     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   -----------------------------  ----------------------------  ------------------------------
CONTRACT     AT 5%    SURRENDER  CONTRACT   DEATH    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR     PER YEAR     VALUE     VALUE    BENEFIT*    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
---------  ---------  ---------  --------  --------  ---------  --------  -------  ---------  --------  ---------
    1        26,250    21,005     23,505    76,948    22,459     24,959   76,948     23,913    26,413     76,948
    2        27,563    20,046     22,358    76,948    22,942     25,254   76,948     26,012    28,325     76,948
    3        28,941    19,071     21,196    76,948    23,398     25,523   76,948     28,265    30,390     76,948
    4        30,388    18,066     20,004    76,948    23,815     25,752   76,948     30,677    32,614     76,948
    5        31,907    17,029     18,779    76,948    24,191     25,941   76,948     33,269    35,019     76,948

    6        33,502    15,952     17,515    76,948    24,518     26,081   76,948     36,060    37,622     76,948
    7        35,178    15,006     16,193    76,948    24,971     26,158   76,948     39,253    40,441     76,948
    8        36,936    13,993     14,805    76,948    25,352     26,164   76,948     42,687    43,500     76,948
    9        38,783    12,958     13,333    76,948    25,708     26,083   76,948     46,452    46,827     76,948
   10        40,722    11,756     11,756    76,948    25,897     25,897   76,948     50,454    50,454     76,948

   11        42,758    10,162     10,162    76,948    25,835     25,835   76,948     54,928    54,928     76,948
   12        44,896     8,422      8,422    76,948    25,655     25,655   76,948     59,903    59,903     76,948
   13        47,141     6,511      6,511    76,948    25,336     25,336   76,948     65,462    65,462     77,245
   14        49,498     4,412      4,412    76,948    24,861     24,861   76,948     71,622    71,622     83,797
   15        51,973     2,085      2,085    76,948    24,197     24,197   76,948     78,348    78,348     90,883

   16        54,572         0          0    76,948    23,294     23,294   76,948     85,687    85,687     98,540
   17        57,300         0          0    76,948    22,113     22,113   76,948     93,732    93,732    105,917
   18        60,165         0          0    76,948    20,603     20,603   76,948    102,564   102,564    113,847
   19        63,174         0          0    76,948    18,674     18,674   76,948    112,274   112,274    122,378
   20        66,332         0          0    76,948    16,230     16,230   76,948    122,970   122,970    131,578

 Age 60      31,907    17,029     18,779    76,948    24,191     25,941   76,948     33,269    35,019     76,948
 Age 65      40,722    11,756     11,756    76,948    25,897     25,897   76,948     50,454    50,454     76,948
 Age 70      51,973     2,085      2,085    76,948    24,197     24,197   76,948     78,348    78,348     90,883
 Age 75      66,332         0          0    76,948    16,230     16,230   76,948    122,970   122,970    131,578


* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                           MALE NONSMOKER AGE 65
                                                         FEMALE NONSMOKER AGE 65
                                                 SPECIFIED FACE AMOUNT = $73,207

                       CURRENT COST OF INSURANCE CHARGES


           PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   ----------------------------  ----------------------------  ------------------------------
CONTRACT     AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR     PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
---------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  ---------
    1        26,250    21,392     23,892   73,207    22,853     25,353   73,207     24,314    26,814     73,207
    2        27,563    20,829     23,141   73,207    23,753     26,065   73,207     26,850    29,162     73,207
    3        28,941    20,272     22,397   73,207    24,644     26,769   73,207     29,557    31,682     73,207
    4        30,388    19,740     21,677   73,207    25,555     27,492   73,207     32,475    34,412     73,207
    5        31,907    19,230     20,980   73,207    26,485     28,235   73,207     35,628    37,378     73,207

    6        33,502    18,743     20,306   73,207    27,435     28,998   73,207     39,036    40,599     73,207
    7        35,178    18,465     19,653   73,207    28,594     29,781   73,207     42,910    44,098     73,207
    8        36,936    18,209     19,021   73,207    29,773     30,586   73,207     47,086    47,898     73,207
    9        38,783    18,035     18,410   73,207    31,037     31,412   73,207     51,651    52,026     73,207
   10        40,722    17,818     17,818   73,207    32,261     32,261   73,207     56,510    56,510     73,207

   11        42,758    17,418     17,418   73,207    33,465     33,465   73,207     61,997    61,997     73,207
   12        44,896    17,028     17,028   73,207    34,715     34,715   73,207     68,017    68,017     73,207
   13        47,141    16,646     16,646   73,207    36,011     36,011   73,207     74,643    74,643     78,375
   14        49,498    16,273     16,273   73,207    37,356     37,356   73,207     81,897    81,897     85,991
   15        51,973    15,908     15,908   73,207    38,751     38,751   73,207     89,849    89,849     94,341

   16        54,572    15,551     15,551   73,207    40,198     40,198   73,207     98,573    98,573    103,502
   17        57,300    15,203     15,203   73,207    41,699     41,699   73,207    108,145   108,145    113,552
   18        60,165    14,862     14,862   73,207    43,256     43,256   73,207    118,646   118,646    124,579
   19        63,174    14,529     14,529   73,207    44,871     44,871   73,207    130,167   130,167    136,676
   20        66,332    14,203     14,203   73,207    46,547     46,547   73,207    142,807   142,807    149,947

 Age 70      31,907    19,230     20,980   73,207    26,485     28,235   73,207     35,628    37,378     73,207
 Age 75      40,722    17,818     17,818   73,207    32,261     32,261   73,207     56,510    56,510     73,207


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                           MALE NONSMOKER AGE 65
                                                         FEMALE NONSMOKER AGE 65
                                                 SPECIFIED FACE AMOUNT = $73,207

                      GUARANTEED COST OF INSURANCE CHARGES


           PREMIUMS          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PAID PLUS     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   -----------------------------  ----------------------------  ------------------------------
CONTRACT     AT 5%    SURRENDER  CONTRACT   DEATH    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR     PER YEAR     VALUE     VALUE    BENEFIT*    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
---------  ---------  ---------  --------  --------  ---------  --------  -------  ---------  --------  ---------
    1        26,250    21,392     23,892    73,207    22,853     25,353   73,207     24,314    26,814     73,207
    2        27,563    20,829     23,141    73,207    23,753     26,065   73,207     26,850    29,162     73,207
    3        28,941    20,242     22,367    73,207    24,630     26,755   73,207     29,557    31,682     73,207
    4        30,388    19,620     21,557    73,207    25,479     27,416   73,207     32,448    34,385     73,207
    5        31,907    18,951     20,701    73,207    26,287     28,037   73,207     35,537    37,287     73,207

    6        33,502    18,219     19,782    73,207    27,044     28,607   73,207     38,842    40,404     73,207
    7        35,178    17,592     18,779    73,207    27,919     29,107   73,207     42,568    43,756     73,207
    8        36,936    16,853     17,665    73,207    28,704     29,516   73,207     46,551    47,364     73,207
    9        38,783    16,029     16,404    73,207    29,433     29,808   73,207     50,884    51,259     73,207
   10        40,722    14,954     14,954    73,207    29,950     29,950   73,207     55,482    55,482     73,207

   11        42,758    13,396     13,396    73,207    30,184     30,184   73,207     60,642    60,642     73,207
   12        44,896    11,531     11,531    73,207    30,209     30,209   73,207     66,383    66,383     73,207
   13        47,141     9,295      9,295    73,207    29,980     29,980   73,207     72,819    72,819     76,460
   14        49,498     6,610      6,610    73,207    29,442     29,442   73,207     79,895    79,895     83,890
   15        51,973     3,371      3,371    73,207    28,523     28,523   73,207     87,626    87,626     92,008

   16        54,572         0          0    73,207    27,120     27,120   73,207     96,065    96,065    100,868
   17        57,300         0          0    73,207    25,096     25,096   73,207    105,264   105,264    110,528
   18        60,165         0          0    73,207    22,255     22,255   73,207    115,278   115,278    121,042
   19        63,174         0          0    73,207    18,334     18,334   73,207    126,162   126,162    132,470
   20        66,332         0          0    73,207    12,978     12,978   73,207    137,970   137,970    144,869

 Age 70      31,907    18,951     20,701    73,207    26,287     28,037   73,207     35,537    37,287     73,207
 Age 75      40,722    14,954     14,954    73,207    29,950     29,950   73,207     55,482    55,482     73,207


* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                         UNISEX NONSMOKER AGE 65
                                                         UNISEX NONSMOKER AGE 65
                                                 SPECIFIED FACE AMOUNT = $72,969

                       CURRENT COST OF INSURANCE CHARGES


           PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   ----------------------------  ----------------------------  ------------------------------
CONTRACT     AT 5%    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR     PER YEAR     VALUE     VALUE    BENEFIT    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
---------  ---------  ---------  --------  -------  ---------  --------  -------  ---------  --------  ---------
    1        26,250    21,391     23,891   72,969    22,853     25,353   72,969     24,314    26,814     72,969
    2        27,563    20,827     23,139   72,969    23,750     26,063   72,969     26,848    29,160     72,969
    3        28,941    20,270     22,395   72,969    24,642     26,767   72,969     29,552    31,677     72,969
    4        30,388    19,738     21,675   72,969    25,552     27,490   72,969     32,469    34,407     72,969
    5        31,907    19,228     20,978   72,969    26,483     28,233   72,969     35,622    37,372     72,969

    6        33,502    18,741     20,304   72,969    27,433     28,995   72,969     39,030    40,593     72,969
    7        35,178    18,464     19,651   72,969    28,591     29,779   72,969     42,903    44,091     72,969
    8        36,936    18,207     19,019   72,969    29,771     30,583   72,969     47,078    47,891     72,969
    9        38,783    18,033     18,408   72,969    31,034     31,409   72,969     51,643    52,018     72,969
   10        40,722    17,816     17,816   72,969    32,258     32,258   72,969     56,501    56,501     72,969

   11        42,758    17,417     17,417   72,969    33,462     33,462   72,969     61,987    61,987     72,969
   12        44,896    17,026     17,026   72,969    34,712     34,712   72,969     68,006    68,006     72,969
   13        47,141    16,644     16,644   72,969    36,008     36,008   72,969     74,631    74,631     78,363
   14        49,498    16,271     16,271   72,969    37,353     37,353   72,969     81,881    81,881     85,975
   15        51,973    15,907     15,907   72,969    38,748     38,748   72,969     89,832    89,832     94,323

   16        54,572    15,550     15,550   72,969    40,194     40,194   72,969     98,555    98,555    103,482
   17        57,300    15,201     15,201   72,969    41,695     41,695   72,969    108,125   108,125    113,531
   18        60,165    14,861     14,861   72,969    43,252     43,252   72,969    118,624   118,624    124,555
   19        63,174    14,527     14,527   72,969    44,868     44,868   72,969    130,142   130,142    136,650
   20        66,332    14,202     14,202   72,969    46,543     46,543   72,969    142,780   142,780    149,919

 Age 70      31,907    19,228     20,978   72,969    26,483     28,233   72,969     35,622    37,372     72,969
 Age 75      40,722    17,816     17,816   72,969    32,258     32,258   72,969     56,501    56,501     72,969


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              ALLMERICA SELECT SPL

                                                         UNISEX NONSMOKER AGE 65
                                                         UNISEX NONSMOKER AGE 65
                                                 SPECIFIED FACE AMOUNT = $72,969

                      GUARANTEED COST OF INSURANCE CHARGES


           PREMIUMS          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PAID PLUS     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
           INTEREST   -----------------------------  ----------------------------  ------------------------------
CONTRACT     AT 5%    SURRENDER  CONTRACT   DEATH    SURRENDER  CONTRACT   DEATH   SURRENDER  CONTRACT    DEATH
  YEAR     PER YEAR     VALUE     VALUE    BENEFIT*    VALUE     VALUE    BENEFIT    VALUE     VALUE     BENEFIT
---------  ---------  ---------  --------  --------  ---------  --------  -------  ---------  --------  ---------
    1        26,250    21,391     23,891    72,969    22,853     25,353   72,969     24,314    26,814     72,969
    2        27,563    20,827     23,139    72,969    23,750     26,063   72,969     26,848    29,160     72,969
    3        28,941    20,236     22,361    72,969    24,625     26,750   72,969     29,551    31,676     72,969
    4        30,388    19,609     21,547    72,969    25,468     27,406   72,969     32,438    34,375     72,969
    5        31,907    18,933     20,683    72,969    26,270     28,020   72,969     35,520    37,270     72,969

    6        33,502    18,189     19,752    72,969    27,015     28,577   72,969     38,815    40,378     72,969
    7        35,178    17,546     18,733    72,969    27,876     29,063   72,969     42,530    43,717     72,969
    8        36,936    16,789     17,602    72,969    28,644     29,456   72,969     46,501    47,313     72,969
    9        38,783    15,945     16,320    72,969    29,354     29,729   72,969     50,820    51,195     72,969
   10        40,722    14,848     14,848    72,969    29,849     29,849   72,969     55,405    55,405     72,969

   11        42,758    13,263     13,263    72,969    30,058     30,058   72,969     60,552    60,552     72,969
   12        44,896    11,370     11,370    72,969    30,057     30,057   72,969     66,283    66,283     72,969
   13        47,141     9,107      9,107    72,969    29,801     29,801   72,969     72,709    72,709     76,344
   14        49,498     6,395      6,395    72,969    29,236     29,236   72,969     79,772    79,772     83,761
   15        51,973     3,131      3,131    72,969    28,290     28,290   72,969     87,490    87,490     91,864

   16        54,572         0          0    72,969    26,862     26,862   72,969     95,914    95,914    100,709
   17        57,300         0          0    72,969    24,816     24,816   72,969    105,098   105,098    110,352
   18        60,165         0          0    72,969    21,960     21,960   72,969    115,096   115,096    120,850
   19        63,174         0          0    72,969    18,032     18,032   72,969    125,963   125,963    132,261
   20        66,332         0          0    72,969    12,682     12,682   72,969    137,756   137,756    144,644

 Age 70      31,907    18,933     20,683    72,969    26,270     28,020   72,969     35,520    37,270     72,969
 Age 75      40,722    14,848     14,848    72,969    29,849     29,849   72,969     55,405    55,405     72,969


* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

                                   APPENDIX E
                            PERFORMANCE INFORMATION

The Contracts were first offered to the public in 1998. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Funds have been in existence. The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Contract Owner and historical earnings and are not intended to indicate future performance. "Total return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Fund's return.

In Tables IA and IIA, performance information under the Contracts is net of Fund expenses, Monthly Deductions and surrender charges. We take a representative Contract Owner and assume that:

    - The Insured is a male Age 55, standard (non-tobacco user) Underwriting Class;

    - The Contract Owner had allocations in each of the Sub-Accounts for the Fund durations shown; and

    - There was a full surrender at the end of the applicable period.

Performance information for any Sub-Account reflects only the performance of a hypothetical investment in the Sub-Account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a Fund's success in meeting its investment objectives.

We may compare performance information for a Sub-Account in reports and promotional literature to:

    - Standard & Poor's 500 Stock Index ("S&P 500");

    - Dow Jones Industrial Average ("DJIA");

    - Shearson Lehman Aggregate Bond Index;

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets;

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.;

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

    - The Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and Fund management costs and expenses.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Contract Owners and prospective Contract Owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing);

    - The advantages and disadvantages of investing in tax-deferred and taxable investments;

    - Customer profiles and hypothetical payment and investment scenarios;

    - Financial management and tax and retirement planning; and

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contracts and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues but do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                                   TABLE I(A)
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNTS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                        SINCE INCEPTION OF SUB-ACCOUNTS
           NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CONTRACT


The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Funds, all Sub-Account charges, and all Contract charges (including surrender charges) for a representative Contract. It is assumed that the Insured is Male, Age 36, standard (non-tobacco user) underwriting class, that a single payment of $25,000 was made, that the entire payment was allocated to each Sub-Account individually, and that there was a full surrender of the Contract at the end of the applicable period.


                                                                                                10 YEARS
                                                SUB-ACCOUNT    FOR YEAR                        OR LIFE OF
                                                INCEPTION       ENDED              5          SUB-ACCOUNT
                                                  DATE         12/31/00          YEARS         (IF LESS)
 AIT Equity Index Fund                                N/A              N/A             N/A              N/A
 AIT Money Market Fund                            11/2/98            -7.78%            N/A            -1.91%
 AIT Select Aggressive Growth Fund                11/2/98           -37.50%            N/A             2.40%
 AIT Select Capital Appreciation Fund             11/2/98            -7.38%            N/A            14.29%
 AIT Select Emerging Markets Fund                 11/2/98           -49.69%            N/A            -4.29%
 AIT Select Growth Fund                           11/2/98           -31.02%            N/A             3.53%
 AIT Select Growth and Income Fund                11/2/98           -24.30%            N/A            -1.40%
 AIT Select International Equity Fund             11/2/98           -22.55%            N/A             5.31%
 AIT Select Investment Grade Income Fund          11/2/98            -3.86%            N/A            -2.64%
 AIT Select Strategic Growth Fund                 11/2/98           -49.50%            N/A           -19.52%
 AIT Select Strategic Income Fund                     N/A              N/A             N/A              N/A
 AIT Select Value Opportunity Fund                11/2/98            15.27%            N/A             4.40%
 AIM V.I. Aggressive Growth Fund                      N/A              N/A             N/A              N/A
 Alliance Growth and Income Portfolio
 (Class B)                                            N/A              N/A             N/A              N/A
 Alliance Premier Growth Portfolio (Class B)          N/A              N/A             N/A              N/A
 Fidelity VIP Equity-Income Portfolio             11/2/98            -5.84%            N/A             2.32%
 Fidelity VIP Growth Portfolio                    11/2/98           -24.48%            N/A             9.36%
 Fidelity VIP High Income Portfolio               11/2/98           -35.52%            N/A           -12.94%
 FT VIP Franklin Small Cap Fund (Class 2)             N/A              N/A             N/A              N/A
 FT VIP Mutual Shares Securities Fund
 (Class 2)                                            N/A              N/A             N/A              N/A
 INVESCO VIF Health Sciences Fund                     N/A              N/A             N/A              N/A
 Janus Aspen Growth Portfolio (Service Shares)        N/A              N/A             N/A              N/A
 T. Rowe Price International Stock Portfolio      11/2/98           -31.07%            N/A            -0.54%



PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE IB
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                        SINCE INCEPTION OF SUB-ACCOUNTS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES


The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CONTRACTS OR SURRENDER CHARGES. It is assumed that a single premium payment of $25,000 has been made and that the entire payment was allocated to each Sub-Account individually.


                                                                                                10 YEARS
                                                SUB-ACCOUNT    FOR YEAR                        OR LIFE OF
                                                INCEPTION       ENDED              5          SUB-ACCOUNT
                                                  DATE         12/31/00          YEARS         (IF LESS)
 AIT Equity Index Fund                                N/A              N/A             N/A              N/A
 AIT Money Market Fund                            11/2/98             5.44%            N/A             4.80%
 AIT Select Aggressive Growth Fund                11/2/98           -25.22%            N/A             9.02%
 AIT Select Capital Appreciation Fund             11/2/98             5.85%            N/A            20.72%
 AIT Select Emerging Markets Fund                 11/2/98           -37.79%            N/A             2.48%
 AIT Select Growth Fund                           11/2/98           -18.53%            N/A            10.12%
 AIT Select Growth and Income Fund                11/2/98           -11.60%            N/A             5.30%
 AIT Select International Equity Fund             11/2/98            -9.79%            N/A            11.87%
 AIT Select Investment Grade Income Fund          11/2/98             9.48%            N/A             4.09%
 AIT Select Strategic Growth Fund                 11/2/98           -37.59%            N/A           -12.20%
 AIT Select Strategic Income Fund                     N/A              N/A             N/A              N/A
 AIT Select Value Opportunity Fund                11/2/98            29.22%            N/A            10.98%
 AIM V.I. Aggressive Growth Fund                      N/A              N/A             N/A              N/A
 Alliance Growth and Income Portfolio
 (Class B)                                            N/A              N/A             N/A              N/A
 Alliance Premier Growth Portfolio (Class B)          N/A              N/A             N/A              N/A
 Fidelity VIP Equity-Income Portfolio             11/2/98             7.44%            N/A             8.94%
 Fidelity VIP Growth Portfolio                    11/2/98           -11.78%            N/A            15.85%
 Fidelity VIP High Income Portfolio               11/2/98           -23.17%            N/A            -5.89%
 FT VIP Franklin Small Cap Fund (Class 2)             N/A              N/A             N/A              N/A
 FT VIP Mutual Shares Securities Fund
 (Class 2)                                            N/A              N/A             N/A              N/A
 INVESCO VIF Health Sciences Fund                     N/A              N/A             N/A              N/A
 Janus Aspen Growth Portfolio (Service Shares)        N/A              N/A             N/A              N/A
 T. Rowe Price International Stock Portfolio      11/2/98           -18.58%            N/A             6.14%



PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE IIA
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                   SINCE INCEPTION OF THE UNDERLYING FUNDS(1)
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY


The following performance information is based on the periods that the Funds have been in existence. The data is net of expenses of the Funds, all Sub-Account charges, and all Contract charges (including surrender charges) for a representative Contract. It is assumed that the Insured is Male, Age 36, standard (non-tobacco user) underwriting class, that a single payment of $25,000 was made, that the entire payment was allocated to each Sub-Account individually, and that there was a full surrender of the Contract at the end of the applicable period.


                                                                                                 10 YEARS
                                                  FUND         FOR YEAR                          OR LIFE
                                                INCEPTION       ENDED              5             OF FUND
                                                  DATE         12/31/00          YEARS          (IF LESS)
 AIT Equity Index Fund                            9/28/90           -22.78%           13.59%           13.62%
 AIT Money Market Fund                            4/29/85            -7.78%            1.38%            2.32%
 AIT Select Aggressive Growth Fund                8/21/92           -37.50%            6.11%           10.93%
 AIT Select Capital Appreciation Fund             4/28/95            -7.38%            9.55%           14.86%
 AIT Select Emerging Markets Fund                 2/20/98           -49.69%             N/A           -13.44%
 AIT Select Growth Fund                           8/21/92           -31.02%           14.71%           11.98%
 AIT Select Growth and Income Fund                8/21/92           -24.30%            8.71%            9.20%
 AIT Select International Equity Fund              5/2/94           -22.55%            8.15%            7.93%
 AIT Select Investment Grade Income Fund          4/29/85            -3.86%            1.50%            3.04%
 AIT Select Strategic Growth Fund                 2/20/98           -49.50%             N/A           -18.02%
 AIT Select Strategic Income Fund                  7/3/00              N/A              N/A            -9.31%
 AIT Select Value Opportunity Fund                4/30/93            15.27%           11.82%           10.59%
 AIM V.I. Aggressive Growth Fund                   5/1/98           -11.63%             N/A            12.11%
 Alliance Growth and Income Portfolio
 (Class B)                                        1/14/91            -0.81%           15.31%           12.06%
 Alliance Premier Growth Portfolio (Class B)      6/26/92           -30.02%           17.49%           16.83%
 Fidelity VIP Equity-Income Portfolio             10/9/86            -5.84%            9.41%           14.40%
 Fidelity VIP Growth Portfolio                    10/9/86           -24.48%           15.23%           16.94%
 Fidelity VIP High Income Portfolio               9/19/85           -35.52%           -2.84%            6.99%
 FT VIP Franklin Small Cap Fund (Class 2)         11/1/95           -28.28%           15.90%           15.77%
 FT VIP Mutual Shares Securities Fund
 (Class 2)                                        11/8/96            -1.42%             N/A             6.62%
 INVESCO VIF Health Sciences Fund                 5/22/97            15.16%             N/A            18.44%
 Janus Aspen Growth Portfolio (Service Shares)    9/13/93           -28.27%           14.74%           14.05%
 T. Rowe Price International Stock Portfolio      3/31/94           -31.07%            4.31%            4.67%



(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.



PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE IIB
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                     SINCE INCEPTION OF UNDERLYING FUNDS(1)
            EXCLUDING MONTHLY CONTRACT CHARGES AND SURRENDER CHARGES


The following performance information is based on the periods that the Funds have been in existence. The performance information is net of total Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CONTRACTS OR SURRENDER CHARGES. It is assumed that a single premium payment of $25,000 has been made and that the entire payment was allocated to each Sub-Account individually.


                                                                                                 10 YEARS
                                                  FUND         FOR YEAR                          OR LIFE
                                                INCEPTION       ENDED              5             OF FUND
                                                  DATE         12/31/00          YEARS          (IF LESS)
 AIT Equity Index Fund                            9/28/90           -10.03%           16.61%           15.61%
 AIT Money Market Fund                            4/29/85             5.44%            4.64%            4.13%
 AIT Select Aggressive Growth Fund                8/21/92           -25.22%            9.25%           13.08%
 AIT Select Capital Appreciation Fund             4/28/95             5.85%           12.63%           17.64%
 AIT Select Emerging Markets Fund                 2/20/98           -37.79%             N/A            -7.65%
 AIT Select Growth Fund                           8/21/92           -18.53%           17.72%           14.13%
 AIT Select Growth and Income Fund                8/21/92           -11.60%           11.80%           11.33%
 AIT Select International Equity Fund              5/2/94            -9.79%           11.25%           10.44%
 AIT Select Investment Grade Income Fund          4/29/85             9.48%            4.76%            5.15%
 AIT Select Strategic Growth Fund                 2/20/98           -37.59%             N/A           -11.95%
 AIT Select Strategic Income Fund                  7/3/00              N/A              N/A             4.57%
 AIT Select Value Opportunity Fund                4/30/93            29.22%           14.86%           12.85%
 AIM V.I. Aggressive Growth Fund                   5/1/98             1.47%             N/A            14.27%
 Alliance Growth and Income Portfolio
 (Class B)                                        1/14/91            12.63%           18.31%           14.03%
 Alliance Premier Growth Portfolio (Class B)      6/26/92           -17.50%           20.48%           18.99%
 Fidelity VIP Equity-Income Portfolio             10/9/86             7.44%           12.49%           16.40%
 Fidelity VIP Growth Portfolio                    10/9/86           -11.78%           18.24%           18.97%
 Fidelity VIP High Income Portfolio               9/19/85           -23.17%            0.58%            8.88%
 FT VIP Franklin Small Cap Fund (Class 2)         11/1/95           -15.70%           18.91%           18.72%
 FT VIP Mutual Shares Securities Fund
 (Class 2)                                        11/8/96            12.00%             N/A            10.25%
 INVESCO VIF Health Sciences Fund                 5/22/97            29.10%             N/A            22.37%
 Janus Aspen Growth Portfolio (Service Shares)    9/13/93           -15.69%           17.75%           16.40%
 T. Rowe Price International Stock Portfolio      3/31/94           -18.58%            7.49%            7.19%



(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.



PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2001

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000    1999    1998
 -------------                                     ----    ----    ----
 REVENUES
     Premiums...................................  $  0.1  $  0.5  $  0.5
     Universal life and investment product
       policy fees..............................   382.2   328.1   267.4
     Net investment income......................   140.4   150.2   151.3
     Net realized investment (losses) gains.....   (15.2)   (8.7)   20.0
     Other income (Note 1)......................    85.1    36.9     0.6
                                                  ------  ------  ------
         Total revenues.........................   592.6   507.0   439.8
                                                  ------  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims and losses.........   167.2   173.6   153.9
     Policy acquisition expenses................    70.5    49.8    64.6
     Sales practice litigation..................    --      --      21.0
     Other operating expenses (Note 1)..........   197.8   151.3   104.1
     Restructuring costs........................     4.6    --      --
                                                  ------  ------  ------
         Total benefits, losses and expenses....   440.1   374.7   343.6
                                                  ------  ------  ------
 Income before federal income taxes.............   152.5   132.3    96.2
                                                  ------  ------  ------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................   (36.7)   15.5    22.1
     Deferred...................................    69.7    30.5    11.8
                                                  ------  ------  ------
         Total federal income tax expense.......    33.0    46.0    33.9
                                                  ------  ------  ------
 Net income.....................................  $119.5  $ 86.3  $ 62.3
                                                  ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2000       1999
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,262.2 and $1,354.2)............................  $ 1,270.0  $ 1,324.6
     Equity securities at fair value (cost of $41.2 and
       $25.2)............................................       35.8       32.6
     Mortgage loans......................................      200.1      223.7
     Policy loans........................................      185.4      166.8
     Real estate and other long-term investments.........       15.1       25.1
                                                           ---------  ---------
         Total investments...............................    1,706.4    1,772.8
                                                           ---------  ---------
   Cash and cash equivalents.............................       50.8      132.9
   Accrued investment income.............................       33.7       36.0
   Deferred policy acquisition costs.....................    1,344.2    1,156.4
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................      280.2      287.2
   Other assets..........................................       69.3       64.8
   Separate account assets...............................   14,688.2   14,527.9
                                                           ---------  ---------
         Total assets....................................  $18,172.8  $17,978.0
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,188.4  $ 2,274.7
     Outstanding claims and losses.......................       15.6       13.7
     Unearned premiums...................................        2.5        2.6
     Contractholder deposit funds and other policy
       liabilities.......................................       42.5       44.3
                                                           ---------  ---------
         Total policy liabilities and accruals...........    2,249.0    2,335.3
                                                           ---------  ---------
   Expenses and taxes payable............................      138.6      216.8
   Reinsurance premiums payable..........................       16.4       17.9
   Deferred federal income taxes.........................      168.5       94.8
   Separate account liabilities..........................   14,688.2   14,527.9
                                                           ---------  ---------
         Total liabilities...............................   17,260.7   17,192.7
                                                           ---------  ---------
   Contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,526 and 2,526 shares, issued and
     outstanding.........................................        2.5        2.5
   Additional paid-in capital............................      423.7      423.7
   Accumulated other comprehensive (loss) income.........        4.7       (2.6)
   Retained earnings.....................................      481.2      361.7
                                                           ---------  ---------
         Total shareholder's equity......................      912.1      785.3
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $18,172.8  $17,978.0
                                                           =========  =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000     1999     1998
 -------------                                    -------  -------  -------
 COMMON STOCK...................................  $  2.5   $  2.5   $  2.5
                                                  ------   ------   ------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............   423.7    407.9    386.9
     Issuance of common stock...................    --       15.8     21.0
                                                  ------   ------   ------
     Balance at end of period...................   423.7    423.7    407.9
                                                  ------   ------   ------
 ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............    (2.6)    24.1     38.5
     Appreciation (depreciation) during the
       period:
         Net appreciation (depreciation) on
           available-for-sale securities........    11.3    (41.1)   (23.4)
         (Provision) benefit for deferred
           federal income taxes.................    (4.0)    14.4      9.0
                                                  ------   ------   ------
         Other comprehensive income (loss)......     7.3    (26.7)   (14.4)
                                                  ------   ------   ------
     Balance at end of period...................     4.7     (2.6)    24.1
                                                  ------   ------   ------
 RETAINED EARNINGS
     Balance at beginning of period.............   361.7    275.4    213.1
     Net income.................................   119.5     86.3     62.3
                                                  ------   ------   ------
     Balance at end of period...................   481.2    361.7    275.4
                                                  ------   ------   ------
         Total shareholder's equity.............  $912.1   $785.3   $709.9
                                                  ======   ======   ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000    1999    1998
 -------------                                 ------  ------  ------
 Net income..................................  $119.5  $ 86.3  $62.3
 Other comprehensive income (loss):
     Net appreciation (depreciation) on
       available-for-sale securities.........    11.3   (41.1) (23.4)
     (Provision) benefit for deferred federal
       income taxes..........................    (4.0)   14.4    9.0
                                               ------  ------  -----
     Other comprehensive income (loss).......     7.3   (26.7) (14.4)
                                               ------  ------  -----
     Comprehensive income....................  $126.8  $ 59.6  $47.9
                                               ======  ======  =====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000     1999     1998
 -------------                                 -------  -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $ 119.5  $  86.3  $  62.3
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized losses/(gains).........     15.2      8.7    (20.0)
         Net amortization and depreciation...     (3.8)    (2.3)    (7.1)
         Sales practice litigation expense...    --       --        21.0
         Deferred federal income taxes.......     69.7     30.5     11.8
         Change in deferred acquisition
           costs.............................   (207.0)  (169.7)  (177.8)
         Change in reinsurance premiums
           payable...........................     (1.2)   (31.5)    40.8
         Change in accrued investment
           income............................      2.3     (2.5)     0.7
         Change in policy liabilities and
           accruals, net.....................    (86.8)    (8.4)   193.1
         Change in reinsurance receivable....      7.0     20.7    (56.9)
         Change in expenses and taxes
           payable...........................    (78.7)    64.1     55.4
         Other, net..........................    --       (14.8)   (28.5)
                                               -------  -------  -------
             Net cash (used in) provided by
               operating activities..........   (163.8)   (18.9)    94.8
                                               -------  -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................    512.4    330.9    187.0
     Proceeds from disposals of equity
       securities............................      1.0     30.9     53.3
     Proceeds from disposals of other
       investments...........................     15.6      0.8     22.7
     Proceeds from mortgages matured or
       collected.............................     49.7     30.5     60.1
     Purchase of available-for-sale fixed
       maturities............................   (437.3)  (415.5)  (136.0)
     Purchase of equity securities...........    (16.0)   (20.2)   (30.6)
     Purchase of other investments...........    (45.9)   (44.1)   (22.7)
     Purchase of mortgages...................    --       --       (58.9)
     Other investing activities, net.........      2.2      2.0     (3.9)
                                               -------  -------  -------
         Net cash provided by (used in)
           investing activities..............     81.7    (84.7)    71.0
                                               -------  -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Contribution from subsidiaries..........    --        14.6    --
     Proceeds from issuance of stock and
       capital paid in.......................    --         4.0     21.0
                                               -------  -------  -------
         Net cash provided by financing
           activities........................    --        18.6     21.0
                                               -------  -------  -------
 Net change in cash and cash equivalents.....    (82.1)   (85.0)   186.8
 Cash and cash equivalents, beginning of
  period.....................................    132.9    217.9     31.1
                                               -------  -------  -------
 Cash and cash equivalents, end of period....  $  50.8  $ 132.9  $ 217.9
                                               =======  =======  =======
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $ --     $ --     $ --
     Income taxes (received) paid............  $  (5.6) $   4.4  $  36.2

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC") which is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which was a wholly-owned subsidiary of FAFLIC. Effective July 1, 1999 and in connection with AFC's restructuring activities, SMAFCO was renamed Allmerica Asset Management , Inc. ("AAM") and contributed its ownership of AFLIAC to FAFLIC. AAM also contributed Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc., to AFLIAC in exchange for one share of AFLIAC common stock. The equity of these four companies on July 1, 1999 was $11.8 million. For the twelve months ended December 31, 2000 and for the six months ended December 31, 1999, the subsidiaries of AFLIAC had total revenue of $89.7 and $35.5 million, respectively and total benefits, losses and expenses of $62.0 million and $24.4 million, respectively. All significant intercompany accounts and transactions have been eliminated.

In addition, effective November 1, 1999, the Company's consolidated financial statements include five wholly-owned insurance agencies. These agencies are Allmerica Investments Insurance Agency Inc. of Alabama, Allmerica Investments Insurance Agency of Florida Inc., Allmerica Investment Insurance Agency Inc. of Georgia, Allmerica Investment Insurance Agency Inc. of Kentucky, and Allmerica Investments Insurance Agency Inc. of Mississippi.

The consolidated financial statements of AFLIAC also include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was dissolved as a subsidiary effective November 30, 1998. Its results of operations are included for eleven months of 1998.

The statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2000 there were no real estate properties in the Company's investment portfolio. Real estate held at December 31, 1999 was carried at the estimated fair value less costs of disposal. Depreciation was not recorded on this asset while it was held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3.0% to 6.0% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims and losses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "ACCOUNTING FOR INCOME TAXES" ("Statement No. 109"). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  OTHER INCOME AND OTHER OPERATING EXPENSES

Other income and other operating expenses for the years ended December 31, 2000 and 1999 include investment management and brokerage income and sub-advisory expenses arising from the activities of the non-insurance subsidiaries that were transferred to AFLIAC during 1999, as more fully described in Note 1A.

K.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the FASB issued Statement of Financial Accounting Standards
No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement is effective for fiscal years beginning after June 15, 2000.

The adoption of Statement No. 133 did not have a material impact on the Company's results of operation or financial position.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "ACCOUNTING BY INSURANCE AND OTHER ENTERPRISES FOR INSURANCE-RELATED ASSESSMENTS" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of this statement had no effect on the results of operations or financial position of the Company.

L.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

During 2000, AFC adopted a formal company-wide restructuring plan. This plan was a result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of this restructuring plan, the Company recognized a pre-tax expense of $4.6 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. This charge relates to one-time project costs, all of which were paid in 2000.

During 1999, AFLIAC's parent contributed $11.8 million of additional paid-in capital to the Company in the form of four subsidiaries as disclosed in Note 1A above. These subsidiaries consisted of assets of $22.0 million, of which $14.6 million was cash and cash equivalents, and liabilities of $10.2 million. During 1999 and 1998, SMAFCO contributed $4.0 million and $21.0 million respectively, of additional paid-in capital to the Company.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on the results of operations or financial position of the Company.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.6       $--       $    5.8
States and political subdivisions.......      10.4       0.3       --            10.7
Foreign governments.....................      18.6       0.8         0.1         19.3
Corporate fixed maturities..............   1,116.3      28.2        25.5      1,119.0
Mortgage-backed securities..............     111.7       3.9         0.4        115.2
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,262.2     $33.8       $26.0     $1,270.0
                                          ========     =====       =====     ========
Equity securities.......................  $   41.2     $ 0.5       $ 5.9     $   35.8
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.2       $--       $    5.4
States and political subdivisions.......      12.4       0.1       --            12.5
Foreign governments.....................      38.6       0.9         0.6         38.9
Corporate fixed maturities..............   1,180.0      10.3        38.9      1,151.4
Mortgage-backed securities..............     118.0       1.1         2.7        116.4
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,354.2     $12.6       $42.2     $1,324.6
                                          ========     =====       =====     ========
Equity securities.......................  $   25.2     $ 7.4       $--       $   32.6
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2000, the amortized cost and market value of these assets on deposit in New York were $186.7 million and $189.8 million, respectively. At December 31, 1999, the amortized cost and market value of assets on deposit were $196.4 million and $193.0 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

amortized cost of $4.1 million were on deposit with various state and governmental authorities at December 31, 2000 and 1999.

There were no contractual fixed maturity investment commitments at December 31, 2000.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2000
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $   77.7   $   77.5
Due after one year through five years.......................     348.3      351.8
Due after five years through ten years......................     570.1      571.2
Due after ten years.........................................     266.1      269.5
                                                              --------   --------
Total.......................................................  $1,262.2   $1,270.0
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
2000
Net appreciation (depreciation), beginning of year..........    $(10.4)      $  7.8      $ (2.6)
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      37.3         (7.9)       29.4
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........     (18.2)      --           (18.2)
(Provision) benefit from deferred federal income taxes......      (6.7)         2.8        (3.9)
                                                                ------       ------      ------
                                                                  12.4         (5.1)        7.3
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $  2.0       $  2.7      $  4.7
                                                                ======       ======      ======

1999
Net appreciation (depreciation), beginning of year..........    $ 16.2       $  7.9      $ 24.1
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (75.3)        (0.2)      (75.5)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........      34.4       --            34.4
(Provision) benefit from deferred federal income taxes......      14.3          0.1        14.4
                                                                ------       ------      ------
                                                                 (26.6)        (0.1)      (26.7)
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $(10.4)      $  7.8      $ (2.6)
                                                                ======       ======      ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1998
Net appreciation (depreciation), beginning of year..........    $ 22.1       $ 16.4      $ 38.5
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (16.2)       (14.3)      (30.5)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........       7.1       --             7.1
(Provision) benefit from deferred federal income taxes......       3.2          5.8         9.0
                                                                ------       ------      ------
                                                                  (5.9)        (8.5)      (14.4)
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $ 16.2       $  7.9      $ 24.1
                                                                ======       ======      ======

(1) Includes net appreciation (depreciation) on other investments of $4.9 million, $(3.1) million and 0.9 million in 2000, 1999 and 1998 respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made. At December 31, 2000, there were no real estate properties in the Company's investment portfolio. Previously, real estate investments were obtained primarily through foreclosures.

The carrying values of mortgage loans and the real estate investment net of applicable reserves were $200.1 million and $234.6 million at December 31, 2000 and 1999, respectively. Reserves for mortgage loans were $1.7 million and $2.4 million at December 31, 2000 and 1999, respectively.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000, 1999 and 1998.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2000.

Mortgage loans and the real estate investment comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Property type:
  Office building...........................................  $116.7  $136.1
  Industrial/warehouse......................................    52.8    51.1
  Retail....................................................    21.6    28.3
  Residential...............................................     7.8    18.5
  Other.....................................................     2.9     3.0
  Valuation allowances......................................    (1.7)   (2.4)
                                                              ------  ------
Total.......................................................  $200.1  $234.6
                                                              ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Geographic region:
  Pacific...................................................  $ 77.6  $ 76.2
  South Atlantic............................................    58.4    60.7
  East North Central........................................    28.6    35.9
  Middle Atlantic...........................................    13.2    20.1
  New England...............................................    13.0    29.9
  West South Central........................................     1.8     1.9
  Other.....................................................     9.2    12.3
  Valuation allowances......................................    (1.7)   (2.4)
                                                              ------  ------
Total.......................................................  $200.1  $234.6
                                                              ======  ======

At December 31, 2000, scheduled mortgage loan maturities were as follows:
2001 -- $6.1 million; 2002 -- $11.0 million; 2004 -- $23.2 million; 2005 --
$9.6 million and $150.2 million thereafter. There are no expected maturities in 2003. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2000, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  MORTGAGE LOANS INVESTMENT VALUATION ALLOWANCES

Mortgage loans investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 ---------  ---------  ---------
Balance at beginning of year................................    $ 2.4      $ 3.3      $9.4
Provisions..................................................     (0.7)      (0.8)     (4.5)
Write-offs..................................................    --          (0.1)     (1.6)
                                                                -----      -----      ----
Balance at end of year......................................    $ 1.7      $ 2.4      $3.3
                                                                =====      =====      ====

Provisions on mortgages during 2000, 1999, and 1998 reflect the release of redundant specific reserves.

The carrying value of impaired loans was $3.4 million and $11.4 million, with related reserves of $0.4 million and $0.7 million as of December 31, 2000 and 1999, respectively. All impaired loans were reserved for as of December 31, 2000 and 1999.

The average carrying value of impaired loans was $8.2 million, $14.3 million and $17.0 million, with related interest income while such loans were impaired, of $1.0 million, $1.5 million and $2.0 million as of December 31, 2000, 1999 and 1998, respectively.

D.  OTHER

At December 31, 2000 and 1999, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $103.8  $107.2  $107.7
Mortgage loans..............................................    17.2    19.0    25.5
Equity securities...........................................     1.0     0.4     0.3
Policy loans................................................    14.0    12.4    11.7
Other long-term investments.................................     2.8     4.0     4.8
Short-term investments......................................     3.3     9.5     4.2
                                                              ------  ------  ------
    Gross investment income.................................   142.1   152.5   154.2
Less investment expenses....................................    (1.7)   (2.3)   (2.9)
                                                              ------  ------  ------
    Net investment income...................................  $140.4  $150.2  $151.3
                                                              ======  ======  ======

The Company had fixed maturities with a carrying value of $0.2 million and $0.8 million on non-accrual status at December 31, 2000 and 1999, respectively. There were no mortgage loans on non-accrual status at December 31, 2000 and 1999. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $0.2 million and $1.2 million in 2000 and 1999, respectively, and had no impact in 1998.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million and $12.2 million at December 31, 2000 and 1999, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0.9 million, $0.9 million and $1.4 million in 2000, 1999 and 1998, respectively. Actual interest income on these loans included in net investment income aggregated $1.0 million, $1.1 million and $1.8 million in 2000, 1999 and 1998, respectively.

There were no mortgage loans which were non-income producing for the year ended December 31, 2000 and 1999. There were, however, fixed maturities with a carrying value of $0.2 million which were non-income producing for year ended December 31, 2000. There were no fixed maturities which were non-income producing for the year ended December 31, 1999.

Included in other long-term investments is income from limited partnerships of $1.9 million, $0.9 million and $0.7 million in 2000, 1999 and 1998, respectively.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999   1998
-------------                                                 ------  ------  -----
Fixed maturities............................................  $(20.5) $(18.8) $(6.1)
Mortgage loans..............................................     0.7     0.8    8.0
Equity securities...........................................     0.9     8.5   15.7
Other long-term investments.................................     3.7     0.8    2.4
                                                              ------  ------  -----
Net realized investment (losses) gains......................  $(15.2) $ (8.7) $20.0
                                                              ======  ======  =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2000
Fixed maturities............................................     $380.2      $ 0.9  $20.5
Equity securities...........................................     $  1.0      $ 0.9  $--
1999
Fixed maturities............................................     $162.3      $ 2.7  $ 4.3
Equity securities...........................................     $ 30.4      $10.1  $ 1.6
1998
Fixed maturities............................................     $ 60.0      $ 2.0  $ 2.0
Equity securities...........................................     $ 52.6      $17.5  $ 0.9

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the consolidated statements of comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period (net of taxes of $(2.9) million, $(18.0) million and $(5.6)
 million in 2000, 1999 and 1998, respectively)..............  $ (5.4) $(33.4) $ (8.2)
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes of $(6.9) million,
 $(3.6) million and $3.4 million in 2000, 1999 and 1998,
 respectively)..............................................   (12.7)   (6.7)    6.2
                                                              ------  ------  ------
Other comprehensive income (loss)...........................  $  7.3  $(26.7) $(14.4)
                                                              ======  ======  ======

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     2000                1999
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   50.8  $   50.8  $  132.9  $  132.9
  Fixed maturities..........................................   1,270.0   1,270.0   1,324.6   1,324.6
  Equity securities.........................................      35.8      35.8      32.6      32.6
  Mortgage loans............................................     200.1     208.5     223.7     222.8
  Policy loans..............................................     185.4     185.4     166.8     166.8
                                                              --------  --------  --------  --------
                                                              $1,742.1  $1,750.5  $1,880.6  $1,879.7
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $  978.3  $  946.2  $1,048.0  $1,014.9
  Supplemental contracts without life contingencies.........      19.9      19.9      25.0      25.0
  Other individual contract deposit funds...................      23.8      23.9      19.3      19.3
                                                              --------  --------  --------  --------
                                                              $1,022.0  $  990.0  $1,092.3  $1,059.2
                                                              ========  ========  ========  ========

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense in the consolidated statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000   1999   1998
-------------                                                 ------  -----  -----
Federal income tax expense
  Current...................................................  $(36.7) $15.5  $22.1
  Deferred..................................................    69.7   30.5   11.8
                                                              ------  -----  -----
Total.......................................................  $ 33.0  $46.0  $33.9
                                                              ======  =====  =====

The federal income taxes attributable to the consolidated results of continuing operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  -------
Expected federal income tax expense.........................  $ 53.4   $ 46.3   $ 33.7
  Dividend received deduction...............................    (6.9)    --       --
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................   (13.3)    --       --
  Other, net................................................    (0.2)    (0.3)     0.2
                                                              ------   ------   ------
Federal income tax expense..................................  $ 33.0   $ 46.0   $ 33.9
                                                              ======   ======   ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  2000     1999
-------------                                                 -------  -------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(227.2) $(233.7)
  AMT credit carryforwards..................................     (2.8)   --
  Deferred acquisition costs................................    398.3    339.7
  Investments, net..........................................      2.1     (4.0)
  Litigation reserves.......................................     (6.5)    (4.3)
  Other, net................................................      4.6     (2.9)
                                                              -------  -------
Deferred tax liability, net.................................  $ 168.5  $  94.8
                                                              =======  =======

Gross deferred income tax liabilities totaled $434.1 million and $360.4 million at December 31, 2000 and 1999, respectively. Gross deferred income tax assets totaled $265.6 million and $265.6 million at December 31, 2000 and 1999, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect federal income tax returns for 1992, 1993, and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $183.9 million, $173.9 million and $145.4 million in 2000, 1999 and 1998 respectively. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.6 million and $48.6 million at December 31, 2000 and 1999, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

approval of the Delaware Commissioner of Insurance, is limited to the greater of
(i) 10% of its policyholders' surplus as of the preceding December 31 or
(ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 2000, 1999 or 1998. During 2001, AFLIAC could pay dividends of $28.2 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS" ("Statement
No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 2000 and 1999 for the disability income business were $239.9 million and $241.5 million, respectively, traditional life were $10.0 million and $9.7 million, respectively, and universal and variable universal life were $30.3 million and $36.0 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 38.1  $ 41.3  $ 45.5
  Assumed...................................................    --      --      --
  Ceded.....................................................   (38.0)  (40.8)  (45.0)
                                                              ------  ------  ------
Net premiums................................................  $  0.1  $  0.5  $  0.5
                                                              ======  ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Insurance and other individual policy benefits, claims and
 losses:
  Direct....................................................  $188.7  $210.6  $204.0
  Assumed...................................................    --      --      --
  Ceded.....................................................   (21.5)  (37.0)  (50.1)
                                                              ------  ------  ------
  Net policy benefits, claims and losses....................  $167.2  $173.6  $153.9
                                                              ======  ======  ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition cost asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000      1999     1998
-------------                                                 --------  --------  ------
Balance at beginning of year................................  $1,156.4  $  950.5  $765.3
  Acquisition expenses deferred.............................     277.5     219.5   242.4
  Amortized to expense during the year......................     (70.5)    (49.8)  (64.6)
  Adjustment to equity during the year......................     (19.2)     36.2     7.4
                                                              --------  --------  ------
Balance at end of year......................................  $1,344.2  $1,156.4  $950.5
                                                              ========  ========  ======

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims and losses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims and losses related to the Company's disability income business was $239.2 million and $240.7 million at December 31, 2000 and 1999. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates used in determining the liability are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries including AFLIAC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

claims in the sale of life insurance policies. In November 1998, AFC and the plaintiffs entered into a settlement agreement, and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. AFLIAC recognized a $21.0 million pre-tax expense in 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. As of December 31, 2000, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Statutory net income........................................  $(40.3) $  5.0  $ (8.2)
Statutory shareholder's surplus.............................  $282.1  $342.7  $312.2

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the Allmerica Select Separate Account III of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Allmerica Select Separate Account III of Allmerica Financial Life Insurance and Annuity Company at December 31, 2000, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 16, 2001

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                      STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2000

                                                  Select                  Select                       Select          Select
                                      Money     Aggressive    Select      Growth    Select Value  Investment Grade  International
                                      Market      Growth      Growth    and Income  Opportunity      Income(a)         Equity
                                    ----------  ----------  ----------  ----------  ------------  ----------------  -------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust................  $5,291,637  $3,261,953  $8,362,074  $5,323,567  $ 3,111,676      $2,148,283      $3,402,408
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP).....................          --         --           --         --            --              --              --
Investment in shares of T. Rowe
  Price International
  Series, Inc.....................          --         --           --         --            --              --              --
                                    ----------  ----------  ----------  ----------  -----------      ----------      ----------
  Total assets....................   5,291,637  3,261,953    8,362,074  5,323,567     3,111,676       2,148,283       3,402,408

LIABILITIES:......................          --         --           --         --            --              --              --
                                    ----------  ----------  ----------  ----------  -----------      ----------      ----------
Net assets........................  $5,291,637  $3,261,953  $8,362,074  $5,323,567  $ 3,111,676      $2,148,283      $3,402,408
                                    ==========  ==========  ==========  ==========  ===========      ==========      ==========

Net asset distribution by
  category:
  Variable life policies..........  $5,291,637  $3,261,953  $8,362,074  $5,323,567  $ 3,111,676      $2,148,283      $3,402,408
                                    ==========  ==========  ==========  ==========  ===========      ==========      ==========

Units outstanding, December 31,
  2000............................   4,781,771  2,706,240    6,789,756  4,761,223     2,484,093       1,969,892       2,669,984
Net asset value per unit,
  December 31, 2000...............  $ 1.106627  $1.205345   $ 1.231572  $1.118109   $  1.252641      $ 1.090559      $ 1.274318

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 7.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                STATEMENTS OF ASSETS AND LIABILITIES (Continued)
                               December 31, 2000

                                    Select       Select      Select     Fidelity      Fidelity        Fidelity      T. Rowe Price
                                   Capital      Emerging   Strategic       VIP           VIP             VIP        International
                                 Appreciation   Markets      Growth    High Income  Equity-Income      Growth           Stock
                                 ------------  ----------  ----------  -----------  -------------  ---------------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust...   $3,952,035   $  778,319  $1,056,291  $       --    $        --     $       --      $       --
Investments in shares of
  Fidelity Variable Insurance
  Products Funds (VIP).........           --           --          --   1,350,464      4,917,807      7,792,096              --
Investment in shares of T. Rowe
  Price International
  Series, Inc..................           --           --          --          --             --             --       1,645,788
                                  ----------   ----------  ----------  ----------    -----------     ----------      ----------
  Total assets.................    3,952,035      778,319   1,056,291   1,350,464      4,917,807      7,792,096       1,645,788

LIABILITIES:...................           --           --          --          --             --             --              --
                                  ----------   ----------  ----------  ----------    -----------     ----------      ----------
Net assets.....................   $3,952,035   $  778,319  $1,056,291  $1,350,464    $ 4,917,807     $7,792,096      $1,645,788
                                  ==========   ==========  ==========  ==========    ===========     ==========      ==========

Net asset distribution by
  category:
  Variable life policies.......   $3,952,035   $  778,319  $1,056,291  $1,350,464    $ 4,917,807     $7,792,096      $1,645,788
                                  ==========   ==========  ==========  ==========    ===========     ==========      ==========

Units outstanding, December 31,
  2000.........................    2,630,462      738,218   1,399,263   1,539,836      4,086,519      5,669,531       1,446,995
Net asset value per unit,
  December 31, 2000............   $ 1.502411   $ 1.054321  $ 0.754891  $ 0.877018    $  1.203422     $ 1.374381      $ 1.137383

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                            STATEMENTS OF OPERATIONS

                                                          Money Market                     Select Aggressive Growth
                                              For the Year Ended                     For the Year Ended
                                                 December 31,          For the          December 31,           For the
                                              -------------------  Period 11/2/98*  ---------------------  Period 11/2/98*
                                                2000      1999       to 12/31/98       2000        1999      to 12/31/98
                                              --------  ---------  ---------------  -----------  --------  ---------------
INVESTMENT INCOME:
  Dividends.................................  $261,353   $73,206        $305        $        --  $     --        $--

EXPENSES:
  Mortality and expense risk fees...........    37,736    12,679          66             24,050     4,665         --
                                              --------   -------        ----        -----------  --------        ---
    Net investment income (loss)............   223,617    60,527         239            (24,050)   (4,665)        --
                                              --------   -------        ----        -----------  --------        ---

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................        --        --          --            503,645        --         --
  Net realized gain (loss) from sales of
    investments.............................        --        --          --            (60,239)    7,112         46
                                              --------   -------        ----        -----------  --------        ---
    Net realized gain (loss)................        --        --          --            443,406     7,112         46
  Net unrealized gain (loss)................        --        --          --         (1,288,971)  296,852          1
                                              --------   -------        ----        -----------  --------        ---

    Net realized and unrealized gain
     (loss).................................        --        --          --           (845,565)  303,964         47
                                              --------   -------        ----        -----------  --------        ---
    Net increase (decrease) in net assets
     from operations........................  $223,617   $60,527        $239        $  (869,615) $299,299        $47
                                              ========   =======        ====        ===========  ========        ===

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                      STATEMENTS OF OPERATIONS (Continued)

                                                           Select Growth                      Select Growth and Income
                                                For the Year Ended                      For the Year Ended
                                                   December 31,           For the          December 31,           For the
                                              ----------------------  Period 11/2/98*  ---------------------  Period 11/2/98*
                                                 2000        1999       to 12/31/98       2000        1999      to 12/31/98
                                              -----------  ---------  ---------------  -----------  --------  ---------------
INVESTMENT INCOME:
  Dividends.................................  $        --  $    880       $   13       $    33,774  $ 12,757       $ 47

EXPENSES:
  Mortality and expense risk fees...........       66,888    19,113           15            40,491    10,683          6
                                              -----------  --------       ------       -----------  --------       ----
    Net investment income (loss)............      (66,888)  (18,233)          (2)           (6,717)    2,074         41
                                              -----------  --------       ------       -----------  --------       ----

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................      869,765    55,902           --           766,169    77,972         --
  Net realized gain (loss) from sales of
    investments.............................      (39,301)    3,901          929           (37,429)    5,319        255
                                              -----------  --------       ------       -----------  --------       ----
    Net realized gain (loss)................      830,464    59,803          929           728,740    83,291        255
  Net unrealized gain (loss)................   (2,430,370)  866,459        1,304        (1,313,598)  111,861        545
                                              -----------  --------       ------       -----------  --------       ----

    Net realized and unrealized gain
     (loss).................................   (1,599,906)  926,262        2,233          (584,858)  195,152        800
                                              -----------  --------       ------       -----------  --------       ----
    Net increase (decrease) in net assets
     from operations........................  $(1,666,794) $908,029       $2,231       $  (591,575) $197,226       $841
                                              ===========  ========       ======       ===========  ========       ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                      STATEMENTS OF OPERATIONS (Continued)

                                                    Select Value Opportunity         Select Investment Grade Income(a)
                                              For the Year Ended                    For the Year Ended
                                                 December 31,          For the         December 31,         For the
                                              -------------------  Period 11/2/98*  ------------------  Period 11/2/98*
                                                2000      1999       to 12/31/98      2000      1999      to 12/31/98
                                              --------  ---------  ---------------  --------  --------  ---------------
INVESTMENT INCOME:
  Dividends.................................  $  6,467   $     2         $--        $110,610  $ 42,511       $ 89

EXPENSES:
  Mortality and expense risk fees...........    17,456     4,041          --          14,140     4,997          5
                                              --------   -------         ---        --------  --------       ----
    Net investment income (loss)............   (10,989)   (4,039)         --          96,470    37,514         84
                                              --------   -------         ---        --------  --------       ----

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................    16,901    18,744          --              --     3,812         --
  Net realized gain (loss) from sales of
    investments.............................    95,634    (7,120)         --          (2,881)   (3,213)        --
                                              --------   -------         ---        --------  --------       ----
    Net realized gain (loss)................   112,535    11,624          --          (2,881)      599          0
  Net unrealized gain (loss)................   461,077    (3,418)         --          63,505   (39,833)       (72)
                                              --------   -------         ---        --------  --------       ----

    Net realized and unrealized gain
     (loss).................................   573,612     8,206          --          60,624   (39,234)       (72)
                                              --------   -------         ---        --------  --------       ----
    Net increase (decrease) in net assets
     from operations........................  $562,623   $ 4,167         $--        $157,094  $ (1,720)      $ 12
                                              ========   =======         ===        ========  ========       ====

* Date of initial investment.

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 7.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                      STATEMENTS OF OPERATIONS (Continued)

                                                   Select International Equity           Select Capital Appreciation
                                               For the Year Ended                    For the Year Ended
                                                  December 31,          For the         December 31,         For the
                                              --------------------  Period 11/2/98*  ------------------  Period 11/2/98*
                                                2000       1999       to 12/31/98      2000      1999      to 12/31/98
                                              ---------  ---------  ---------------  --------  --------  ---------------
INVESTMENT INCOME:
  Dividends.................................  $  12,210  $     --        $ 31        $     --  $     --        $--

EXPENSES:
  Mortality and expense risk fees...........     23,450     5,383           4          26,279     5,421         --
                                              ---------  --------        ----        --------  --------        ---
    Net investment income (loss)............    (11,240)   (5,383)         27         (26,279)   (5,421)        --
                                              ---------  --------        ----        --------  --------        ---

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................     83,388        --          --          95,982       847          3
  Net realized gain (loss) from sales of
    investments.............................    (12,191)    8,677         115          74,003     3,838         71
                                              ---------  --------        ----        --------  --------        ---
    Net realized gain (loss)................     71,197     8,677         115         169,985     4,685         74
  Net unrealized gain (loss)................   (298,089)  247,077         138         (32,816)  234,992         (2)
                                              ---------  --------        ----        --------  --------        ---

    Net realized and unrealized gain
     (loss).................................   (226,892)  255,754         253         137,169   239,677         72
                                              ---------  --------        ----        --------  --------        ---
    Net increase (decrease) in net assets
     from operations........................  $(238,132) $250,371        $280        $110,890  $234,256        $72
                                              =========  ========        ====        ========  ========        ===

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                      STATEMENTS OF OPERATIONS (Continued)

                                                     Select Emerging Markets               Select Strategic Growth
                                               For the Year Ended                    For the Year Ended
                                                  December 31,          For the         December 31,         For the
                                              --------------------  Period 11/2/98*  ------------------  Period 11/2/98*
                                                2000       1999       to 12/31/98      2000      1999      to 12/31/98
                                              ---------  ---------  ---------------  ---------  -------  ---------------
INVESTMENT INCOME:
  Dividends.................................  $     891   $   894         $--        $      57  $ 1,742        $--

EXPENSES:
  Mortality and expense risk fees...........      5,760     1,066          --            9,364    2,480         --
                                              ---------   -------         ---        ---------  -------        ---
    Net investment income (loss)............     (4,869)     (172)         --           (9,307)    (738)        --
                                              ---------   -------         ---        ---------  -------        ---

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................     20,158        --          --           39,902       --         --
  Net realized gain (loss) from sales of
    investments.............................        775     1,034          11            2,690     (705)        --
                                              ---------   -------         ---        ---------  -------        ---
    Net realized gain (loss)................     20,933     1,034          11           42,592     (705)        --
  Net unrealized gain (loss)................   (334,051)   77,357          --         (500,319)  34,753          1
                                              ---------   -------         ---        ---------  -------        ---

    Net realized and unrealized gain
     (loss).................................   (313,118)   78,391          11         (457,727)  34,048          1
                                              ---------   -------         ---        ---------  -------        ---
    Net increase (decrease) in net assets
     from operations........................  $(317,987)  $78,219         $11        $(467,034) $33,310        $ 1
                                              =========   =======         ===        =========  =======        ===

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                      STATEMENTS OF OPERATIONS (Continued)

                                                    Fidelity VIP High Income             Fidelity VIP Equity-Income
                                               For the Year Ended                    For the Year Ended
                                                  December 31,          For the         December 31,         For the
                                              --------------------  Period 11/2/98*  ------------------  Period 11/2/98*
                                                2000       1999       to 12/31/98      2000      1999      to 12/31/98
                                              ---------  ---------  ---------------  --------  --------  ---------------
INVESTMENT INCOME:
  Dividends.................................  $  75,920   $ 4,626         $--        $ 46,190  $  1,495       $ --

EXPENSES:
  Mortality and expense risk fees...........     11,921     4,001           1          30,947     9,718          8
                                              ---------   -------         ---        --------  --------       ----
    Net investment income (loss)............     63,999       625          (1)         15,243    (8,223)        (8)
                                              ---------   -------         ---        --------  --------       ----

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................         --       173          --         174,019     3,304         --
  Net realized gain (loss) from sales of
    investments.............................    (51,603)    1,233          15         (46,217)    2,880        681
                                              ---------   -------         ---        --------  --------       ----
    Net realized gain (loss)................    (51,603)    1,406          15         127,802     6,184        681
  Net unrealized gain (loss)................   (376,297)   20,428          --         202,488   (41,442)       280
                                              ---------   -------         ---        --------  --------       ----

    Net realized and unrealized gain
     (loss).................................   (427,900)   21,834          15         330,290   (35,258)       961
                                              ---------   -------         ---        --------  --------       ----
    Net increase (decrease) in net assets
     from operations........................  $(363,901)  $22,459         $14        $345,533  $(43,481)      $953
                                              =========   =======         ===        ========  ========       ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                      STATEMENTS OF OPERATIONS (Continued)

                                                       Fidelity VIP Growth             T. Rowe Price International Stock
                                               For the Year Ended                     For the Year Ended
                                                  December 31,           For the         December 31,          For the
                                              ---------------------  Period 11/2/98*  -------------------  Period 11/2/98*
                                                 2000        1999      to 12/31/98      2000       1999      to 12/31/98
                                              -----------  --------  ---------------  ---------  --------  ---------------
INVESTMENT INCOME:
  Dividends.................................  $     5,171  $    186      $   --       $  10,380  $  2,647        $--

EXPENSES:
  Mortality and expense risk fees...........       57,918    13,533           8          12,283     2,489         --
                                              -----------  --------      ------       ---------  --------        ---
    Net investment income (loss)............      (52,747)  (13,347)         (8)         (1,903)      158         --
                                              -----------  --------      ------       ---------  --------        ---

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................      514,489    11,615          --          49,822     8,318         --
  Net realized gain (loss) from sales of
    investments.............................       12,970    24,572         882          10,500    49,221          9
                                              -----------  --------      ------       ---------  --------        ---
    Net realized gain (loss)................      527,459    36,187         882          60,322    57,539          9
  Net unrealized gain (loss)................   (1,526,817)  659,395         533        (308,394)  101,013         --
                                              -----------  --------      ------       ---------  --------        ---

    Net realized and unrealized gain
     (loss).................................     (999,358)  695,582       1,415        (248,072)  158,552          9
                                              -----------  --------      ------       ---------  --------        ---
    Net increase (decrease) in net assets
     from operations........................  $(1,052,105) $682,235      $1,407       $(249,975) $158,710        $ 9
                                              ===========  ========      ======       =========  ========        ===

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                           Money Market                          Select Aggressive Growth
                                                For the Year Ended                         For the Year Ended
                                                   December 31,             For the           December 31,            For the
                                            --------------------------  Period 11/2/98*  -----------------------  Period 11/2/98*
                                                2000          1999        to 12/31/98       2000         1999       to 12/31/98
                                            ------------  ------------  ---------------  -----------  ----------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)..........  $    223,617  $     60,527     $    239      $  (24,050)  $   (4,665)       $--
    Net realized gain (loss)..............            --            --           --         443,406        7,112         46
    Net unrealized gain (loss)............            --            --           --      (1,288,971)     296,852          1
                                            ------------  ------------     --------      ----------   ----------        ---
    Net increase (decrease) in net assets
      from operations.....................       223,617        60,527          239        (869,615)     299,299         47
                                            ------------  ------------     --------      ----------   ----------        ---

  FROM POLICY TRANSACTIONS:
    Net premiums..........................    18,935,504    14,935,852      291,444         822,497      558,191         --
    Terminations..........................      (102,189)         (838)          --          (3,712)        (126)        --
    Insurance and other charges...........      (163,897)      (70,401)        (633)        (81,514)     (17,991)        --
    Transfers between sub-accounts
      (including fixed account), net......   (16,461,070)  (12,133,179)     (22,476)      1,739,255      861,042         --
    Other transfers from (to) the General
      Account.............................      (193,182)       (7,680)          --         (46,649)       1,278        (43)
    Net increase (decrease) in investment
      by Sponsor..........................            --           (21)          20              --          (26)        20
                                            ------------  ------------     --------      ----------   ----------        ---
    Net increase (decrease) in net assets
      from policy transactions............     2,015,166     2,723,733      268,355       2,429,877    1,402,368        (23)
                                            ------------  ------------     --------      ----------   ----------        ---
    Net increase (decrease) in net
      assets..............................     2,238,783     2,784,260      268,594       1,560,262    1,701,667         24

NET ASSETS:
    Beginning of year.....................     3,052,854       268,594           --       1,701,691           24         --
                                            ------------  ------------     --------      ----------   ----------        ---
    End of year...........................  $  5,291,637  $  3,052,854     $268,594      $3,261,953   $1,701,691        $24
                                            ============  ============     ========      ==========   ==========        ===

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (Continued)

                                                           Select Growth                      Select Growth and Income
                                                For the Year Ended                       For the Year Ended
                                                   December 31,           For the           December 31,           For the
                                              ----------------------  Period 11/2/98*  ----------------------  Period 11/2/98*
                                                 2000        1999       to 12/31/98       2000        1999       to 12/31/98
                                              ----------  ----------  ---------------  ----------  ----------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $  (66,888) $  (18,233)     $    (2)     $   (6,717) $    2,074      $    41
    Net realized gain (loss)................     830,464      59,803          929         728,740      83,291          255
    Net unrealized gain (loss)..............  (2,430,370)    866,459        1,304      (1,313,598)    111,861          545
                                              ----------  ----------      -------      ----------  ----------      -------
    Net increase (decrease) in net assets
     from operations........................  (1,666,794)    908,029        2,231        (591,575)    197,226          841
                                              ----------  ----------      -------      ----------  ----------      -------

  FROM POLICY TRANSACTIONS:
    Net premiums............................   1,368,278   2,541,664       18,755       1,012,766   1,399,016        7,500
    Terminations............................     (59,460)       (251)          --         (18,333)       (419)          --
    Insurance and other charges.............    (216,609)    (78,142)         (51)       (140,212)    (48,864)         (20)
    Transfers between sub-accounts
     (including fixed account), net.........   3,371,319   2,270,801        4,995       2,116,434   1,424,993        4,993
    Other transfers from (to) the General
     Account................................     (96,697)     (5,998)          10         (42,494)      1,608          111
    Net increase (decrease) in investment by
     Sponsor................................          --         (26)          20              --         (24)          20
                                              ----------  ----------      -------      ----------  ----------      -------
    Net increase (decrease) in net assets
     from policy transactions...............   4,366,831   4,728,048       23,729       2,928,161   2,776,310       12,604
                                              ----------  ----------      -------      ----------  ----------      -------
    Net increase (decrease) in net assets...   2,700,037   5,636,077       25,960       2,336,586   2,973,536       13,445

NET ASSETS:
    Beginning of year.......................   5,662,037      25,960           --       2,986,981      13,445           --
                                              ----------  ----------      -------      ----------  ----------      -------
    End of year.............................  $8,362,074  $5,662,037      $25,960      $5,323,567  $2,986,981      $13,445
                                              ==========  ==========      =======      ==========  ==========      =======

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (Continued)

                                                     Select Value Opportunity             Select Investment Grade Income(a)
                                                For the Year Ended                       For the Year Ended
                                                   December 31,           For the           December 31,           For the
                                              ----------------------  Period 11/2/98*  ----------------------  Period 11/2/98*
                                                 2000        1999       to 12/31/98       2000        1999       to 12/31/98
                                              ----------  ----------  ---------------  ----------  ----------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $  (10,989) $   (4,039)       $--        $   96,470  $   37,514      $   84
    Net realized gain (loss)................     112,535      11,624         --            (2,881)        599          --
    Net unrealized gain (loss)..............     461,077      (3,418)        --            63,505     (39,833)        (72)
                                              ----------  ----------        ---        ----------  ----------      ------
    Net increase (decrease) in net assets
     from operations........................     562,623       4,167         --           157,094      (1,720)         12
                                              ----------  ----------        ---        ----------  ----------      ------

  FROM POLICY TRANSACTIONS:
    Net premiums............................     408,794     600,470         --           342,179     407,537       6,253
    Terminations............................      (5,284)       (168)        --            (1,468)       (838)         --
    Insurance and other charges.............     (55,677)    (15,973)        --           (44,501)    (19,083)        (17)
    Transfers between sub-accounts
     (including fixed account), net.........   1,032,412     583,826         --           611,237     696,255          --
    Other transfers from (to) the General
     Account................................      (1,293)     (2,219)        --            (3,718)       (939)         --
    Net increase (decrease) in investment by
     Sponsor................................          --         (22)        20                --         (20)         20
                                              ----------  ----------        ---        ----------  ----------      ------
    Net increase (decrease) in net assets
     from policy transactions...............   1,378,952   1,165,914         20           903,729   1,082,912       6,256
                                              ----------  ----------        ---        ----------  ----------      ------
    Net increase (decrease) in net assets...   1,941,575   1,170,081         20         1,060,823   1,081,192       6,268

NET ASSETS:
    Beginning of year.......................   1,170,101          20         --         1,087,460       6,268          --
                                              ----------  ----------        ---        ----------  ----------      ------
    End of year.............................  $3,111,676  $1,170,101        $20        $2,148,283  $1,087,460      $6,268
                                              ==========  ==========        ===        ==========  ==========      ======

* Date of initial investment.

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 7.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (Continued)

                                                    Select International Equity              Select Capital Appreciation
                                                For the Year Ended                       For the Year Ended
                                                   December 31,           For the           December 31,           For the
                                              ----------------------  Period 11/2/98*  ----------------------  Period 11/2/98*
                                                 2000        1999       to 12/31/98       2000        1999       to 12/31/98
                                              ----------  ----------  ---------------  ----------  ----------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $  (11,240) $   (5,383)     $   27       $  (26,279) $   (5,421)      $ --
    Net realized gain (loss)................      71,197       8,677         115          169,985       4,685         74
    Net unrealized gain (loss)..............    (298,089)    247,077         138          (32,816)    234,992         (2)
                                              ----------  ----------      ------       ----------  ----------       ----
    Net increase (decrease) in net assets
     from operations........................    (238,132)    250,371         280          110,890     234,256         72
                                              ----------  ----------      ------       ----------  ----------       ----

  FROM POLICY TRANSACTIONS:
    Net premiums............................     704,464     678,830       5,002          862,755     639,391         --
    Terminations............................      (5,470)       (335)         --           (4,244)       (126)        --
    Insurance and other charges.............     (79,994)    (21,521)        (13)         (88,943)    (22,718)        --
    Transfers between sub-accounts
     (including fixed account), net.........   1,420,449     749,219          --        1,378,343     901,645         --
    Other transfers from (to) the General
     Account................................     (63,550)      2,811          --          (54,011)     (5,201)       (69)
    Net increase (decrease) in investment by
     Sponsor................................          --         (23)         20               --         (25)        20
                                              ----------  ----------      ------       ----------  ----------       ----
    Net increase (decrease) in net assets
     from policy transactions...............   1,975,899   1,408,981       5,009        2,093,900   1,512,966        (49)
                                              ----------  ----------      ------       ----------  ----------       ----
    Net increase (decrease) in net assets...   1,737,767   1,659,352       5,289        2,204,790   1,747,222         23

NET ASSETS:
    Beginning of year.......................   1,664,641       5,289          --        1,747,245          23         --
                                              ----------  ----------      ------       ----------  ----------       ----
    End of year.............................  $3,402,408  $1,664,641      $5,289       $3,952,035  $1,747,245       $ 23
                                              ==========  ==========      ======       ==========  ==========       ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (Continued)

                                                    Select Emerging Markets                Select Strategic Growth
                                              For the Year Ended                     For the Year Ended
                                                 December 31,         For the           December 31,           For the
                                              ------------------  Period 11/2/98*  ----------------------  Period 11/2/98*
                                                2000      1999      to 12/31/98       2000        1999       to 12/31/98
                                              --------  --------  ---------------  ----------  ----------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $ (4,869) $   (172)      $ --        $   (9,307) $    (738)        $--
    Net realized gain (loss)................    20,933     1,034         11            42,592       (705)         --
    Net unrealized gain (loss)..............  (334,051)   77,357         --          (500,319)    34,753           1
                                              --------  --------       ----        ----------  ---------         ---
    Net increase (decrease) in net assets
     from operations........................  (317,987)   78,219         11          (467,034)    33,310           1
                                              --------  --------       ----        ----------  ---------         ---

  FROM POLICY TRANSACTIONS:
    Net premiums............................   230,526   138,607         --           385,174    374,668          --
    Terminations............................        --       (84)        --            (6,910)       (84)         --
    Insurance and other charges.............   (20,237)   (4,178)        --           (38,711)   (12,707)         --
    Transfers between sub-accounts
     (including fixed account), net.........   480,032   193,508         --           568,225    228,136          --
    Other transfers from (to) the General
     Account................................       189      (270)       (10)          (15,874)     8,101          --
    Net increase (decrease) in investment by
     Sponsor................................        --       (27)        20                --        (24)         20
                                              --------  --------       ----        ----------  ---------         ---
    Net increase (decrease) in net assets
     from policy transactions...............   690,510   327,556         10           891,904    598,090          20
                                              --------  --------       ----        ----------  ---------         ---
    Net increase (decrease) in net assets...   372,523   405,775         21           424,870    631,400          21

NET ASSETS:
    Beginning of year.......................   405,796        21         --           631,421         21          --
                                              --------  --------       ----        ----------  ---------         ---
    End of year.............................  $778,319  $405,796       $ 21        $1,056,291  $ 631,421         $21
                                              ========  ========       ====        ==========  =========         ===

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (Continued)

                                                     Fidelity VIP High Income                Fidelity VIP Equity-Income
                                                For the Year Ended                       For the Year Ended
                                                   December 31,           For the           December 31,           For the
                                              ----------------------  Period 11/2/98*  ----------------------  Period 11/2/98*
                                                 2000        1999       to 12/31/98       2000        1999       to 12/31/98
                                              ----------  ----------  ---------------  ----------  ----------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $   63,999  $      625       $ (1)       $   15,243  $   (8,223)     $    (8)
    Net realized gain (loss)................     (51,603)      1,406         15           127,802       6,184          681
    Net unrealized gain (loss)..............    (376,297)     20,428         --           202,488     (41,442)         280
                                              ----------  ----------       ----        ----------  ----------      -------
    Net increase (decrease) in net assets
     from operations........................    (363,901)     22,459         14           345,533     (43,481)         953
                                              ----------  ----------       ----        ----------  ----------      -------

  FROM POLICY TRANSACTIONS:
    Net premiums............................     266,135     347,324         --           574,756   1,584,944        7,500
    Terminations............................          --        (209)        --           (51,766)       (419)          --
    Insurance and other charges.............     (37,807)    (14,982)        --          (109,230)    (45,432)         (21)
    Transfers between sub-accounts
     (including fixed account), net.........     421,266     714,034         --         1,644,096   1,056,477        4,997
    Other transfers from (to) the General
     Account................................      (3,208)       (645)       (13)          (45,778)     (5,242)         (76)
    Net increase (decrease) in investment by
     Sponsor................................          --         (23)        20                --         (24)          20
                                              ----------  ----------       ----        ----------  ----------      -------
    Net increase (decrease) in net assets
     from policy transactions...............     646,386   1,045,499          7         2,012,078   2,590,304       12,420
                                              ----------  ----------       ----        ----------  ----------      -------
    Net increase (decrease) in net assets...     282,485   1,067,958         21         2,357,611   2,546,823       13,373

NET ASSETS:
    Beginning of year.......................   1,067,979          21         --         2,560,196      13,373           --
                                              ----------  ----------       ----        ----------  ----------      -------
    End of year.............................  $1,350,464  $1,067,979       $ 21        $4,917,807  $2,560,196      $13,373
                                              ==========  ==========       ====        ==========  ==========      =======

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                STATEMENTS OF CHANGES IN NET ASSETS (Continued)

                                                        Fidelity VIP Growth              T. Rowe Price International Stock
                                                For the Year Ended                      For the Year Ended
                                                   December 31,           For the          December 31,          For the
                                              ----------------------  Period 11/2/98*  --------------------  Period 11/2/98*
                                                 2000        1999       to 12/31/98       2000       1999      to 12/31/98
                                              ----------  ----------  ---------------  ----------  --------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $  (52,747) $  (13,347)     $    (8)     $   (1,903) $    158        $--
    Net realized gain (loss)................     527,459      36,187          882          60,322    57,539          9
    Net unrealized gain (loss)..............  (1,526,817)    659,395          533        (308,394)  101,013         --
                                              ----------  ----------      -------      ----------  --------        ---
    Net increase (decrease) in net assets
     from operations........................  (1,052,105)    682,235        1,407        (249,975)  158,710          9
                                              ----------  ----------      -------      ----------  --------        ---

  FROM POLICY TRANSACTIONS:
    Net premiums............................   1,546,381   1,804,364        7,500         295,752   304,471         --
    Terminations............................     (62,048)        (84)          --         (14,878)     (209)        --
    Insurance and other charges.............    (196,997)    (58,118)         (21)        (39,864)  (10,248)        --
    Transfers between sub-accounts
     (including fixed account), net.........   3,371,619   1,826,831        7,492         848,414   348,346         --
    Other transfers from (to) the General
     Account................................     (82,635)     (3,673)         (46)          3,991     1,279         (8)
    Net increase (decrease) in investment by
     Sponsor................................          --         (26)          20              --       (22)        20
                                              ----------  ----------      -------      ----------  --------        ---
    Net increase (decrease) in net assets
     from policy transactions...............   4,576,320   3,569,294       14,945       1,093,415   643,617         12
                                              ----------  ----------      -------      ----------  --------        ---
    Net increase (decrease) in net assets...   3,524,215   4,251,529       16,352         843,440   802,327         21

NET ASSETS:
    Beginning of year.......................   4,267,881      16,352           --         802,348        21         --
                                              ----------  ----------      -------      ----------  --------        ---
    End of year.............................  $7,792,096  $4,267,881      $16,352      $1,645,788  $802,348        $21
                                              ==========  ==========      =======      ==========  ========        ===

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    Allmerica Select Separate Account III (Allmerica Select III) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on October 30, 1998 for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain modified single premium variable life insurance policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Allmerica Select III are clearly identified and distinguished from the other assets and liabilities of the Company. Allmerica Select III cannot be charged with liabilities arising out of any other business of the Company.

    Allmerica Select III is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Allmerica Select III currently offers fourteen Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (AIT), managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), a wholly-owned subsidiary of the Company; or of the Fidelity Variable Insurance Products Fund (Fidelity VIP) managed by Fidelity Management & Research Company
(FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price), managed by Rowe Price-Fleming International, Inc.. AIT, Fidelity VIP, and T. Rowe Price (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by Allmerica Select Separate Account III in the preparation of its financial statements.

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Allmerica Select
III. Therefore, no provision for income taxes has been charged against Allmerica Select III.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                   NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 2000 were as follows:

                                                               Portfolio Information
                                                        -----------------------------------
                                                                                  Net Asset
                                                         Number of    Aggregate     Value
Investment Portfolio                                      Shares        Cost      Per Share
--------------------                                    -----------  -----------  ---------
Money Market..........................................  $5,291,637   $5,291,637    $ 1.000
Select Aggressive Growth..............................   1,540,838    4,254,071      2.117
Select Growth.........................................   3,776,908    9,924,681      2.214
Select Growth and Income..............................   3,727,988    6,524,759      1.428
Select Value Opportunity..............................   1,589,212    2,654,017      1.958
Select Investment Grade Income(a).....................   1,978,161    2,124,683      1.086
Select International Equity...........................   1,909,320    3,453,282      1.782
Select Capital Appreciation...........................   1,862,410    3,749,861      2.122
Select Emerging Markets...............................     986,462    1,035,013      0.789
Select Strategic Growth...............................   1,546,546    1,521,856      0.683
Fidelity VIP High Income..............................     165,093    1,706,333      8.180
Fidelity VIP Equity-Income............................     192,704    4,756,481     25.520
Fidelity VIP Growth...................................     178,513    8,658,985     43.650
T. Rowe Price International Stock.....................     109,210    1,853,169     15.070

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 7.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by Rider and monthly administration and distribution charges. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of 0.90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The mortality and expense risk charge may be increased or decreased, subject to compliance with applicable state and federal requirements. This charge is deducted in the daily computation of unit values and is paid to the Company on a daily basis.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Allmerica Select III, and does not receive any compensation for sales of Allmerica Select III policies. Commissions are paid to registered representatives of Allmerica Investments and to certain independent broker-dealers by the Company. The current series of policies have a contingent surrender charge and no deduction is made for sales charges at the time of the sale.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                   NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Allmerica Select III satisfies the current requirements of the regulations, and it intends that Allmerica Select III will continue to meet such requirements.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Allmerica Select III during the period ended December 31, 2000 were as follows:

Investment Portfolio                                           Purchases      Sales
--------------------                                          -----------  -----------
Money Market................................................  $23,962,273  $21,723,490
Select Aggressive Growth....................................    4,045,694    1,136,222
Select Growth...............................................    6,284,726    1,115,018
Select Growth and Income....................................    4,023,398      335,785
Select Value Opportunity....................................    2,693,484    1,308,620
Select Investment Grade Income(a)...........................    1,319,716      319,517
Select International Equity.................................    6,446,286    4,398,239
Select Capital Appreciation.................................    3,022,593      858,990
Select Emerging Markets.....................................      837,198      131,399
Select Strategic Growth.....................................    1,024,821      102,322
Fidelity VIP High Income....................................    1,096,091      385,706
Fidelity VIP Equity-Income..................................    4,039,398    1,838,058
Fidelity VIP Growth.........................................    5,907,895      869,833
T. Rowe Price International Stock...........................    4,288,872    3,147,538
                                                              -----------  -----------
  Total.....................................................  $68,992,445  $37,670,737
                                                              ===========  ===========

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 7.

NOTE 7 -- SUBSTITUTION FOR PORTFOLIO OF THE TRUST

    Pursuant to a Substitution Order approved by the Securities and Exchange Commission, shares of Select Investment Grade Income Fund (SIGIF) were substituted for all the shares of Select Income Fund (SIF). The SIF Sub-Account was renamed the SIGIF Sub-Account in connection with the substitution. Effective July 1, 2000, 1,625,416 shares of Select Income Fund (valued at $1,545,461) were substituted for 1,474,283 shares of the Select Investment Grade Income Fund (valued at $1,545,461), at the ratio of .907019, representing the ratio of the net asset values of each share on the date of exchange. Immediately after the substitution, a contractholder of Allmerica Select III held the same total dollar value of units in his or her account; only the investment option of the Sub-Account was changed.

                     ALLMERICA SELECT SEPARATE ACCOUNT III
                   NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 -- ACCOUNTING PRONOUNCEMENTS

    In November of 2000, a revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide, Audits of Investment Companies, was issued and effective for fiscal years beginning after December 15, 2000. The impact of this guide is not considered to be significant.

PART II

UNDERTAKINGS AND REPRESENTATIONS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the Securities Act of 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF
1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                     CONTENTS OF THE REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consisting of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the Securities Act of 1933. Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.

Written consents of the following persons:

     1.    Actuarial Consent
     2.    Opinion of Counsel
     3.    Consent of Independent Accountants

The following exhibits:

     1.  Exhibit 1 (Exhibits required by paragraph A of the instructions to
                   Form N-8B-2)

         (1) Certified copy of Resolutions of the Board of Directors of the Company dated June 13, 1996 authorizing the establishment of the Allmerica Select Separate Account III was previously filed in Pre-Effective Amendment No. 1 on September 23, 1998, and is incorporated by reference herein.

         (2)      Not Applicable.

         (3)      (a)   Underwriting and Administrative Services Agreement
                        between the Company and Allmerica Investments, Inc. was previously filed on April 15, 1998 in Post-Effective
                        Amendment No. 5 of Allmerica Select Separate Account II
                        (Registration No. 33-83604), and is incorporated by reference herein.

                  (b) Registered Representatives/Agent's Agreement was previously filed on April 15, 1998 in Post-Effective Amendment No. 5 of Allmerica Select Separate Account II (Registration No. 33-83604), and is incorporated by reference herein.

                  (c) Compensation Schedule for the Allmerica Select SPL contract was previously filed in Registrant's Initial Registration Statement on July 6, 1998, and is incorporated by reference herein.

         (4)      Not Applicable.

         (5)      (a)   Allmerica Select SPL Contract;

                  (b) Option To Accelerate Death Benefits Rider (Living Benefits Rider);

                  (c)   Section 1035 Rider; and

                  (d) Guaranteed Death Benefit Rider were previously filed in Registrant's Initial Registration Statement on July 6, 1998, and are incorporated by reference herein.

         (6) Articles of Incorporation and Bylaws, as amended, of the Company were previously filed on October 1, 1995 in Post-Effective Amendment No. 1 of Allmerica Select Separate Account II (Registration No. 33-83604), and are incorporated by reference herein.

         (7)      Not Applicable.

         (8)      (a)  Amendment dated March 15, 2001 to the Allmerica
                       Investment Trust Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

                  (b) Form of Amendment #6 dated May 1, 2001 to the AIM Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and AIM Variable Insurance Funds was previously filed on March 20, 2000 in Pre-Effective Amendment No. 1 to Registration Statement No. 333-93031/811-09631, and is incorporated by referenced herein.

                  (c) Form of Amendment dated May 1, 2001 to the Amended and Restated Participation Agreement, Merger and Consolidated Agreement, and Amended and Restated Particpation Agreement between the Company and Alliance Variable Products Series Fund, Inc. dated August 1, 2000 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein.

                  (d) Amendment dated October 1, 2000 to the Variable Insurance Products Fund Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Amendment dated March 29, 2000 and Amendment dated November 13, 1998 to the Variable Insurance Products Fund Participation Agreement were previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 5 of Registration Statement No. 33-83604/811-8746, and is incorporated by reference herein.

                  (e) Form of Amendment dated May 1, 2001 to the Franklin Templeton Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Franklin Templeton Participation Agreement was previously filed on March 20, 2000 in Pre-Effective Amendment No. 1 to Registration Statement No. 333-93031/811-09631, and is incorporated by reference herein.

                  (f) Form of Amendment dated May 1, 2001 and Participation Agreement between the Company and INVESCO Variable Investment Funds, Inc. was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein.

                  (g) Participation Agreement between the Company and Janus was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Form of Janus Participation Agreement was previously filed on April 21, 2000 in Post-Effective Amendment No. 2 (Registration Statement No. 333-84879/811-09529), and is incorporated by reference herein.

                  (h) Amendment to Schedule A dated December 14, 2000 of Participation Agreement with T. Rowe Price International Series, Inc. was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 5 to Registration Statement No. 33-83604/811-8746, and is incorporated by reference herein.

                  (i) Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 2 of Allmerica Select Separate Account II (Registration No. 33-83604/811-8746), and is incorporated by reference herein.

                  (j) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on May 1, 1997 in Post-Effective Amendment No. 3 of Allmerica Select Separate Account II (Registration No. 33-83604/811-8746), and is incorporated by reference herein.

                  (k) Fidelity Service Contract, effective as of January 1, 1997, was previously filed on May 1, 1997 in Post-Effective Amendment No. 3 of Allmerica Select Separate Account II (Registration No. 33-83604/811-8746), and is incorporated by reference herein.

                  (l) Service Agreement with Rowe-Price-Fleming International, Inc. was previously filed on April 15, 1998 in Post-Effective Amendment No. 5 of Allmerica Select Separate Account II (Registration No. 33-83604/811-8746), and is incorporated by reference herein.

         (9)      (a)  BFDS Agreements for lockbox and mailroom services were previously filed on April 15, 1998 in Post-Effective Amendment No. 5 of Allmerica Select Separate Account II (Registration No. 33-83604/811-8746), and are
                       incorporated by reference herein.

                  (b)  Directors' Power of Attorney is filed herewith.

         (10) Application was previously filed in Registrant's Initial Registration Statement on July 6, 1998, and is incorporated by reference herein.

     2.  Policy and Policy Riders are included in Exhibit 1(5) above

     3.  Opinion of Counsel is filed herewith.

     4.  Not Applicable.

     5.  Not Applicable.

     6.  Actuarial Consent is filed herewith.

     7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act, which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed in Registrant's Initial Registration Statement on July 6, 1998, and is incorporated by reference herein.

     8.  Consent of Independent Accountants is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 2rd day of April, 2001.

                      ALLMERICA SELECT SEPARATE ACCOUNT III
             OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                        By: /s/ Charles F. Cronin
                                            ------------------------------
                                            Charles F. Cronin, Secretary

SIGNATURES                                TITLE                                                         DATE

/s/ Warren E. Barnes                      Vice President and Corporate Controller                       April 2, 2001
------------------------------------
Warren E. Barnes

Edward J. Parry III*                      Director, Vice President and Chief Financial Officer
------------------------------------

Richard M. Reilly*                        Director, President and Chief Executive Officer
------------------------------------

John F. O'Brien*                          Director and Chairman of the Board
------------------------------------

Bruce C. Anderson*                        Director and Vice President
------------------------------------

Mark R. Colborn*                          Director and Vice President
------------------------------------

John P. Kavanaugh*                        Director, Vice President and Chief Investment Officer
------------------------------------

J. Kendall Huber*                         Director, Vice President and General Counsel
------------------------------------

Robert P. Restrepo, Jr.*                  Director
------------------------------------

Eric A. Simonsen*                         Director and Vice President
------------------------------------

Gregory D. Tranter*                       Director and Vice President
------------------------------------

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated September 18, 2000 duly executed by such persons.

/s/ Sheila B. St. Hilaire
--------------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-58551)

                             FORM S-6 EXHIBIT TABLE

Exhibit 1(9)(b)            Directors' Power of Attorney

Exhibit 3                  Opinion of Counsel

Exhibit 6                  Actuarial Consent

Exhibit 8                  Consent of Independent Accountants